UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

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999 Skyway Road, Suite 150

San Carlos, California 94070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Wednesday, June 6, 2018

Dear Stockholders of Iovance Biotherapeutics, Inc.:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Iovance Biotherapeutics, Inc., a Delaware corporation, will be held on Wednesday, June 6, 2018 at 11:00 a.m. Eastern time at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, 39th Floor, New York, New York 10178, for the following purposes, as more fully described in the accompanying proxy statement:

1.       To elect six directors named in the proxy statement accompanying this notice to serve until the 2019 Annual Meeting of Stockholders;

2.       To approve, by non-binding advisory vote, the compensation of our named executive officers;

3.       To approve the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan;

4.       To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

5.       To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 16, 2018 as the record date for the Annual Meeting. Only stockholders of record on April 16, 2018 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This proxy statement and our 2017 Annual Report can be accessed directly at the following internet address: http://www.cstproxy.com/iovance/2018.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail.

We appreciate your continued support of Iovance Biotherapeutics, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Maria Fardis, Ph.D.
President and Chief Executive Officer
April 25, 2018

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PROXY STATEMENT
FOR 2018 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Wednesday, June 6, 2018

This proxy statement and the enclosed form of proxy are furnished by Iovance Biotherapeutics, Inc., a Delaware corporation (“we,” “our” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2018 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 6, 2018 at 11:00 a.m. Eastern Daylight Savings Time, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, 39th Floor, New York, New York 10178. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2017 Annual Report is first being mailed on or before April 27, 2018 to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2017 Annual Report are also available at http://www.cstproxy.com/iovance/2018.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What matters am I voting on at the Annual Meeting?

You will be voting:

•	To elect six directors to serve until the 2019 Annual Meeting of Stockholders;

•	To approve, by non-binding advisory vote, the compensation of our named executive officers;

•	To approve the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan;

•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

•	Upon any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

•	Proposal No. 1 - “FOR” election of the nominees for directors named in this proxy statement;

•	Proposal No. 2 - “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

•	Proposal No. 3 - “FOR” the approval of the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan; and

•	Proposal No. 4 - “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 16, 2018 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, there were 89,615,417 shares of our common stock outstanding. At the Annual Meeting, the stockholders will be entitled to one vote for each share of our common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors. On the Record Date, 1,694 shares of our Series A Convertible Preferred Stock (the “Series A Preferred”) were outstanding, which shares of Series A Preferred were convertible into 847,000 shares of common stock, and 7,378,241 shares of our Series B Convertible Preferred Stock (the “Series B Preferred”) were outstanding, which shares of Series B Preferred were convertible into 7,378,241 shares of common stock. However, except as otherwise required by law, the holders of shares of Series A Preferred and Series B Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series A Preferred and Series B Preferred do not have the right to vote at the Annual Meeting in their capacities as holders of preferred stock.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

The representation, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

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Election of Directors (Proposal No. 1). Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The six nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to our Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions and broker “non-votes” will not be counted toward such nominee’s achievement of plurality.

Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 2). For the advisory vote on the compensation of our named executive officers, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Approval of the 2018 Plan (Proposal No. 3). For the approval of the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on the matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Ratification of Independent Accountants (Proposal No. 4). For the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Other Matters. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you.

•	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

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•	In Person — You may vote by written ballot at the Annual Meeting, if you are a stockholder of record.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by internet;

•	returning a later-dated proxy card;

•	notifying the Corporate Secretary, in writing, at Iovance Biotherapeutics, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Maria Fardis, Ph.D., and Timothy E. Morris have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or before April 27, 2018 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.

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How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Your broker will not have discretion to vote on the election of directors or any of the other proposals, which are “non-routine” matters, absent direction from you.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of our Company may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. You are responsible for any internet access charges you may incur in connection with viewing our proxy materials or voting over the internet.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees, and is also environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

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Iovance Biotherapeutics, Inc.
Attention: Corporate Secretary
999 Skyway Road, Suite 150
San Carlos, California 94070

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 24, 2018, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Iovance Biotherapeutics, Inc.
Attention: Corporate Secretary
999 Skyway Road, Suite 150
San Carlos, California 94070

In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an Annual Meeting of Stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered Timely Notice (as defined below) to our Corporate Secretary, which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations, as specified in our bylaws.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered Timely Notice (as defined below) to our Corporate Secretary.

“Timely Notice” is defined in our amended and restated bylaws as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s Annual Meeting of Stockholders. As a result, in order for a stockholder to bring an item of business before the 2019 Annual Meeting of Stockholders, that item must be provided to our Corporate Secretary between February 6, 2019 and March 8, 2019 in accordance with the applicable provisions of our bylaws.

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You may recommend candidates to our Board of Directors for consideration by our nominating and governance committee by following the procedures set forth below in “Board of Directors and Corporate Governance — Director Nominations Process — Nomination of Directors by Stockholders.”

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary.  In addition, this and other information about our Company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov.  All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holder will vote the proxies for such other nominee as he or she may determine. Each nominee, currently serves as a director of the Company. The term of office of each director will expire at next year’s Annual Meeting of Stockholders.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, as nominees the following individuals for election as directors at the Annual Meeting.

Iain Dukes, D. Phil.
Maria Fardis, Ph.D.
Wayne P. Rothbaum
Ryan Maynard
Merrill A. McPeak
Michael Weiser, M.D., Ph.D.

For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of the above-mentioned nominees.

We expect that all of the foregoing nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. For personal and health reasons, Sanford J. Hillsberg, a member of our Board of Directors since 2013, will not stand for re-election at the Annual Meeting. Accordingly, effective as of the Annual Meeting, the number of directors on our Board of Directors has been reduced from seven members to six, and only six persons will be elected as directors at the Annual Meeting. The following table sets forth the names, ages as of the Record Date, and certain other information for the six directors whose terms are expiring at the annual meeting and who are also nominees for election as a director at the Annual Meeting.

Directors with Terms expiring at the Annual Meeting/Nominees	Age	Position	Director Since
Iain Dukes, D.Phil.	59	Chairman of the Board	2016
Maria Fardis, Ph.D.	50	President, Chief Executive Officer and Director	2016
Sanford J. Hillsberg	69	Director	2013
Ryan Maynard	48	Director	2015
Merrill A. McPeak	82	Director	2011
Wayne Rothbaum	50	Director	2016
Michael Weiser, M.D., Ph.D.	55	Director	2018

Nominees for Director

Iain Dukes, D. Phil. Dr. Dukes joined our Board of Directors on August 4, 2016 and was appointed Chairman of the Board on August 16, 2016. Dr. Dukes currently is a Venture Partner at OrbiMed Advisors LLC. He previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories through May 2016. He joined Merck in August 2013. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, from August 2010 to August 2013. From 2007 to 2010, Dr. Dukes was the President and Chief Executive Officer, and a member of the board of directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. From 2000 to 2007, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and prior to that, from 1990 to 1999, he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug Discovery Group. Dr. Dukes holds Master of Jurisprudence and Doctorate of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.

Our Board of Directors believes that Dr. Dukes is highly qualified to serve as a member of the Board of Directors because of his extensive experience in the pharmaceutical industry, including in senior management roles.

Maria Fardis, Ph.D. Dr. Fardis joined the Company as President and Chief Executive Officer on June 1, 2016 and was appointed to our Board of Directors on June 7, 2016. Dr. Fardis served as the Chief Operating Officer of Acerta Pharma, LLC, a clinical-stage biopharmaceutical company, from January 2015 to March 2016. From 2011 to 2014, she worked at Pharmacyclics, Inc., which she joined as Senior Director of Global Project Management, and was promoted to Vice President, Alliance and Global Project Management in December 2011, was appointed Executive Vice President, Alliances and Operations in September 2012 and was appointed Chief of Oncology Operations and Alliances in March 2013. Prior to joining Pharmacyclics, from August 2001 to April 2011, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management department at Gilead Sciences, Inc., most recently serving as Associate Director, Project and Portfolio Management. Dr. Fardis received her Ph.D. in Organic Chemistry from the University of California, Berkeley and her B.S. summa cum laude, in chemistry from the University of Illinois, Urbana-Champaign. Dr. Fardis holds an MBA, with highest honors, from Golden Gate University.

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Our Board of Directors believes that Dr. Fardis is highly qualified to serve as a member of the Board of Directors because of her experience both as an executive of biopharmaceutical companies and as a scientist.

Wayne P. Rothbaum. Mr. Rothbaum joined our Board of Directors on June 7, 2016. Mr. Rothbaum is currently the President of Quogue Capital LLC, a life sciences investment fund he founded in 2001. Beginning in 2012, Mr. Rothbaum served as the co-founder and largest investor of Acerta Pharma, B.V., a Dutch biotech focused on developing selective, covalent small molecules to treat cancer and inflammation. Acerta Pharma was sold to AstraZeneca in February 2016. From February 2013 until its sale in February 2016, Mr. Rothbaum served as the executive chairman of Acerta Pharma. From 1993 until 2001, Mr. Rothbaum led the biotechnology practice at the strategic consulting firm The Carson Group. Mr. Rothbaum graduated Phi Beta Kappa from Binghamton University in 1990 with a dual major in political science and psychology and received his Master’s degree in international economics from The George Washington University.

Our Board of Directors believes that Mr. Rothbaum is highly qualified to serve as a member of the Board of Directors on the basis of his business background and education, his investment experience as the manager of an investment fund focused on the life sciences industry, and his experience serving in a leadership capacity with other biotechnology companies.

Ryan Maynard. Mr. Maynard joined our Board of Directors on February 16, 2015. Mr. Maynard was appointed as the Chief Financial Officer of Blade Therapeutics, Inc., a privately held biotechnology company, on February 27, 2018. Until December 2017, he was the Executive Vice President and Chief Financial Officer of Rigel Pharmaceuticals, Inc., a public clinical-stage drug development company. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Rigel’s Vice President of Finance and Acting Chief Financial Officer and became its Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young LLP. Mr. Maynard holds a B.S. in Commerce — Accounting from Santa Clara University.

Our Board of Directors believes that Mr. Maynard is highly qualified to serve as a member of the Board of Directors because of his extensive experience as the Chief Financial Officer of a publicly traded pharmaceutical company, as well as his expertise in auditing and financial and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Merrill A. McPeak. General (Ret.) McPeak joined our Board of Directors in July 2011. From February 2015 until the appointment of Dr. Dukes as our new Chairman, General McPeak was the lead director on our Board of Directors. General McPeak also served as our unpaid, interim Chief Executive Officer from January 14, 2013 until July 24, 2013. General McPeak currently is the President of McPeak and Associates, a consulting firm that he founded in 1995. He has previously served as a director of several public companies, including Tektronix, Inc., Trans World Airlines, Inc., and ECC International Corp., where he was for many years the chairman of the Board. General McPeak has served as a director of Research Solutions, Inc., a company engaged in developing systems to reuse published content, since November 2010, and of Aerojet Rocketdyne, an aerospace and defense contractor, since March 2013. He also served on the board of directors of Lilis Energy, an independent oil and gas producer, from January 2015 to April 2018. He was Chairman of the Board of Coast Plating, Inc., a privately held turnkey provider of metal processing and metal finishing services, from January 2009 until the company was acquired by Trive Capital and renamed Valence Surface Technologies, now the country’s largest independently owned aerospace and defense metal processing company. He continues to be a director of that company. He helped found, and from December 2003 to February 2012 was Chairman of the Board of EthicsPoint, Inc., a provider of risk management and compliance software-as-a-service that was acquired in 2012 and restyled Navex Global. General McPeak remained a member of the board of directors of Navex Global until that company was sold in 2014.

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From 1990 until his retirement from active military service in late 1994, General McPeak was Chief of Staff of the United States Air Force. As a member of the Joint Chiefs of Staff, General McPeak was a military advisor to the Secretary of Defense and the President of the United States. General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University, and is a member of the Council on Foreign Relations. From July 2010 to December 2017, General McPeak was Chairman of the American Battlefield Monuments Commission.

Our Board of Directors believes that General McPeak is highly qualified to serve as a member of the Board of Directors because of his extensive leadership experience, including his experience in the military and as a director on numerous public and private company boards of directors.

Michael Weiser, M.D., Ph.D. Dr. Weiser was appointed to our Board of Directors effective March 15, 2018. He is the founder and has been a principal of Actin Biomed LLC since 2006. Actin Biomed is a healthcare investment firm focused on the discovery and development of novel treatments for unmet medical needs. Prior to joining Actin Biomed, Dr. Weiser was the Director of Research at Paramount BioCapital, Inc., a pharmaceutical development and healthcare investment firm. Dr. Weiser currently serves on the board of directors of Emisphere Technologies, Inc., a pharmaceutical and drug delivery company. Dr. Weiser previously served as the chairman of the board of directors of Chelsea Therapeutics International, Ltd., a development stage pharmaceutical company that was acquired by H. Lundbeck A/S in 2014, and served on the board of directors of Ziopharm Oncology, Inc., a publicly traded biopharmaceutical company focused on immunotherapies in oncology. Dr. Weiser holds a B.A. in Psychology from the University of Vermont, received his M.D. from New York University School of Medicine and completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College.

Our Board of Directors believes that Dr. Weiser is highly qualified to serve as a member of the Board of Directors because of his medical and business background and education, and his investment experience as the manager of an investment fund focused on biotechnology companies.

Corporate Governance Highlights at a Glance

What we do

•	Annually Elected Directors
•	Robust Independent Director Role
•	Majority of Independent Directors
•	Non-Executive Chairperson
•	Regular Non-Executive Director Executive Sessions
•	Proactive Stockholder Engagement
•	Annual Say on Pay Vote

What we do not do

•	No Poison Pill
•	No Supermajority Voting Provisions

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Director Nominations Process

The Nominating and Corporate Governance Committee administers our director nominations process, and establishes criteria for Board of Directors member candidates and the process by which candidates for inclusion in our recommended slate of director nominees are selected. The Committee’s charter is available under the “Investors” section of our website at www.iovance.com, under “Corporate Governance – Governance Highlights.”

Minimum Criteria for Board of Directors Members. Under the director nominations process, each Board of Directors candidate must possess at least the following specific minimum qualifications:

•	He or she shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.

•	He or she shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and established a record of professional accomplishment in his or her chosen field.

•	Neither the candidate nor any family member (as defined in the Nasdaq Stock Market Rules) or affiliate or associate (each as defined in SEC rules) shall have any material personal, financial or professional interest in any of our current or potential competitors.

•	He or she shall be prepared to participate fully in Board of Directors activities, including, if eligible, active membership on at least one committee and attendance at, and active participation in, meetings of the Board of Directors and any committee of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating and Corporate Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

Desirable Qualities and Skills. The Nominating and Corporate Governance Committee also considers it desirable that each candidate should:

•	Contribute to the Board of Directors’ overall diversity — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics.

•	Contribute positively to the collaborative culture among Board of Directors members.

•	Possess professional and personal experiences and expertise relevant to our goal of being a leading biopharmaceutical company. At this stage of our development, relevant experiences might include, among other things, large biotechnology or pharmaceutical company chief executive officer or senior management experience, senior-level management experience in medical research or clinical development activities in the fields of oncology, immunology or molecular biology within a public company or large university setting, and relevant senior-level expertise in one or more of finance, accounting, sales and marketing, organizational development and public relations.

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Internal Process for Identifying Candidates. The Nominating and Corporate Governance Committee has two primary methods for identifying Board of Directors candidates. On a periodic basis, the Nominating and Corporate Governance Committee may solicit suggestions for possible candidates from a number of sources, which may include members of the Board of Directors, our senior executives, individuals personally known to members of the Board of Directors, and independent research by either members of the Board of Directors or our senior executives. The Nominating and Corporate Governance Committee may also use its authority under its Charter to retain at the Company’s expense one or more search firms to identify candidates. If a search firm is used, it may be asked to identify possible candidates who meet minimum and desired qualifications; interview and screen candidates, and conduct appropriate background and reference checks; act as a liaison among the Board of Directors, the Nominating and Corporate Governance Committee, and the candidate during the screening and evaluation process; and be available for consultation as needed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority under its Charter to approve such firms’ fees and other retention terms.

Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee will also consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. Any of our stockholders may recommend one or more eligible persons for election as a director at an Annual Meeting of Stockholders if the stockholder provides the recommendation to our Corporate Secretary at our principal executive offices not less than 120 days prior to the anniversary of the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting. In the event that we set an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, the stockholder’s recommendation must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. To be eligible for consideration, a candidate proposed by a stockholder must be independent of the stockholder providing the nomination in all respects, as determined by the Nominating and Corporate Governance Committee or by applicable law, qualify as an “independent director” under the Nasdaq Stock Market Rules and meet the Minimum Criteria for Board of Directors Members set forth above.

Evaluation of Candidates. The Nominating and Corporate Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating and Corporate Governance Committee’s or other director’s initial evaluation, a candidate continues to be of interest, the Nominating and Corporate Governance Committee Chair or one or more other directors will interview the candidate and communicate the interviewer(s)’ evaluation to the other Nominating and Corporate Governance Committee member(s), the Chairman of the Board, the Chief Executive Officer, and the independent members of the Board of Directors. Later reviews will be conducted by other members of the Nominating and Corporate Governance Committee, the Board of Directors and senior management. Ultimately, background and reference checks will be conducted and the Nominating and Corporate Governance Committee will meet to finalize its list of recommended candidates for the Board of Directors’ consideration.

Timing of the Identification and Evaluation Process. Our fiscal year is the calendar year. The Nominating and Corporate Governance Committee expects generally to meet one or more times to consider, among other things, candidates to be recommended to the Board of Directors for inclusion in our recommended slate of director nominees for the next annual meeting and our Proxy Statement. The Board of Directors usually meets each March or early April and at that meeting approves, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in May or June. All candidates, whether identified internally or by a nomination received from a stockholder, who after evaluation are recommended by the Nominating and Corporate Governance Committee and the independent members of the Board of Directors, and approved by the Board of Directors, will be included in our recommended slate of director nominees in our Proxy Statement.

Meetings of the Board of Directors

The property, affairs and business of our Company are conducted under the supervision and management of our Board of Directors, as called for under the laws of Delaware and our bylaws. Pursuant to our bylaws, our Board of Directors may establish committees of one or more directors from time-to-time, as it deems appropriate.

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Our common stock currently is listed on the Nasdaq Global Market. A majority of our directors currently are “independent directors” as defined under the Nasdaq Stock Market Rules, which define an “independent director” as “a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.

Our Board of Directors has determined that, with the exception of Dr. Fardis and Dr. Dukes, for the purposes of serving on our Board of Directors, all of our other directors are “independent” under the Nasdaq Stock Market Rules.

Our Board of Directors held six meetings during the fiscal year ending December 31, 2017. Each director attended at least 75% of the aggregate of the total meetings of the Board of Directors that were held during the portion of the 2017 fiscal year in which he/she served as a director.

Executive Sessions

During the fiscal year ended December 31, 2017, the non-executive directors met in executive session of the Board of Directors on four occasions and the members of the Audit Committee met in executive session on four occasions.

Committees of The Board of Directors

Our Board of Directors has a standing Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee.

Current committee memberships are as follows:

Audit Committee

The Audit Committee currently consists of:

Ryan Maynard (Chair)
Merrill A. McPeak
Michael Weiser, M.D., Ph.D.

Iain Dukes, D.Phil. resigned from the Audit Committee in September 2017, and Jay Venkatesan, M.D., resigned from the Board of Directors and the Audit Committee effective March 1, 2018. Dr. Weiser joined the Audit Committee effective March 15, 2018.

The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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•	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

•	overseeing our internal audit function;

•	meeting independently with our internal auditing staff or consultants, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee Report required by SEC rules (which is included on page 16 of this proxy statement).

As of the date of this proxy statement, Mr. Maynard, Dr. Weiser, and General McPeak constitute all of the members of the Audit Committee. All of the members of the Audit Committee are non-employee directors and independent as defined under the Nasdaq Stock Market Rules. Mr. Maynard is a former chief financial officer of a public company, Rigel Pharmaceuticals, Inc., where he served in that role for more than 10 years. Because of his knowledge of financial, audit and accounting matters, our Board of Directors has designated him as the “audit committee financial expert” of the Audit Committee.

The Audit Committee operates pursuant to a written charter, which is available on our website, www.iovance.com, under “Corporate Governance – Governance Highlights”.

Compensation Committee

The Compensation Committee currently consists of:

Michael Weiser, M.D., Ph.D. (Chair)
Merrill A. McPeak
Wayne P. Rothbaum

Dr. Venkatesan resigned from the Board of Directors and the Compensation Committee effective March 1, 2018. Dr. Weiser joined the Compensation Committee and was appointed as the Compensation Committee’s new Chair effective March 15, 2018.

The Compensation Committee is responsible for the compensation of our executives and directors. As part of its responsibilities, the Compensation Committee has the following duties and responsibilities:

•	Establish annual base salary and annual incentive compensation amounts for named executive officers and, based upon discussions with the Chief Executive Officer, annual incentive levels and the operational and any other goals to be met to earn annual and long-term incentive awards.

•	Review and evaluate the performance and leadership of the Chief Executive Officer and determine the amounts of annual and any long-term incentive awards and any adjustment to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.

•	Review with the Chief Executive Officer his/her evaluation of the performance of the other named executive officers and determine with the Chief Executive Officer, and recommend Board of Directors approval of, the amounts of annual and any long-term incentive awards and any adjustments to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.

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•	Review the compensation of non-employee directors and recommend to the Board of Directors, for its approval, the components and amounts of compensation for non-employee directors.

As part of its other responsibilities, the Compensation Committee reviews and approves any reports required by the SEC for inclusion in the annual report and proxy statement, provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing senior management selection and overseeing succession planning; reviewing and approving objectives relevant to executive officer compensation; administering our equity-based and incentive compensation plans; and establishing compensation policies and practices for service on our Board of Directors and its committees and for the Chairman of our Board of Directors.

In the Compensation Committee’s sole discretion, the Committee has the authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor after taking into consideration the independence of such compensation consultant, legal counsel or other advisor. Unless expressly required by applicable law or by the rules and regulations of Nasdaq, any compensation consultant, legal counsel or other advisor retained by the Compensation Committee, or who otherwise provides advice to the Compensation Committee, is not required to be independent.

The Compensation Committee is directly responsible for the appointment, compensation, oversight and termination of the work of any compensation consultant, legal counsel or other advisor retained by the Committee. Our company is responsible for the payment of all reasonable compensation, as determined and approved by the Compensation Committee, that is owed to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee.

Unless prohibited by applicable law, Nasdaq’s rules and regulations or our bylaws, the Compensation Committee may delegate to one or more of its members or to our executive officers its authority with respect to compensation determinations for our non-executive officers and employees consistent with applicable law.

Our Board of Directors has granted our Chief Executive Officer the authority to grant options to (i) newly hired non-executive employees, and (ii) non-executive employees as part of our annual performance review. The Compensation Committee has established certain parameters within which non-executive options could be granted by our Chief Executive Officer.

The executive officers of our Company are responsible for maintaining the employee compensation policies for our company, including ensuring that the policies are sufficiently attractive to retain our company’s existing employees and to incentivize prospective employees. For a description of the processes and procedures used by the Compensation Committee for the consideration and determination of executive and director compensation, see “Executive Compensation-Compensation Discussion and Analysis.”

Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” under the current independence standards of the Nasdaq Stock Market Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of:

Merrill A. McPeak (Chair)
Michael Weiser, M.D., Ph.D.

Dr. Dukes resigned from the Nominating and Corporate Governance Committee in September 2017, and Dr. Venkatesan resigned from the Board of Directors and the Nominating and Corporate Governance Committee effective March 1, 2018. Dr. Weiser joined the Nominating and Corporate Governance Committee effective March 15, 2018.

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The Nominating and Corporate Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by our Board of Directors; develops and regularly reviews corporate governance principles and related policies for approval by our Board of Directors; oversees the organization of our Board of Directors to discharge its duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. The Nominating and Corporate Governance Committee also oversees an annual assessment by the Board of Directors of its performance.

Usually, nominees for election to our Board of Directors are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board of Directors members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to our Board of Directors. However, our Board of Directors believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, our Board of Directors does consider a candidate’s experience, education, industry knowledge, history with the Company, independence, and differences of viewpoint when evaluating his or her qualifications for election to our Board of Directors. In evaluating such candidates, our Board of Directors seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, our Board of Directors determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. The Audit Committee held four meetings during the fiscal year ended December 31, 2017, including regular meetings in conjunction with the close of each fiscal quarter, during which the Audit Committee reviewed and discussed the Company’s financial statements with management and Marcum LLP. These Audit Committee meetings routinely include executive sessions of the committee, as well as private sessions with Marcum LLP. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 16 (Communication with Audit Committees).

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During the fiscal year ended December 31, 2017, Marcum LLP served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2017. Marcum LLP did not have any financial interest, direct or indirect, in our company, and did not have any connection with our company except in its professional capacity as our independent auditors. As discussed in Proposal No. 4 below, the Audit Committee has engaged Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2018.

The Audit Committee discussed with Marcum LLP, the auditors of our 2017 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Marcum LLP to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Marcum LLP are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board of Directors approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 12, 2018.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Ryan Maynard (Chair)
Merrill McPeak
Michael Weiser, M.D., Ph.D.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Board of Directors believes that the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board of Directors based on circumstances then in existence.

Our Board of Directors is currently comprised of a majority of individuals who are independent from the management of the Company and, assuming that the nominees are elected at the Annual Meeting, four of the six members of our Board of Directors will continue to be independent directors. Our Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Each of the independent directors has unfettered access to any employee within the Company and each director is encouraged to call upon whatever employee he or she deems fit to secure the information that each director feels is important to his or her understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. Our Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, our Board of Directors, as a whole and acting through any established committees, consults with management to evaluate and, when appropriate, modify our risk management strategies.

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Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 999 Skyway Road, Suite 150, San Carlos, California 94070. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Dr. Dukes, currently the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

It is the Company’s policy to have each director and director nominee attend the Annual Meeting of Stockholders. All of our then current directors attended our 2017 Annual Meeting of Stockholders.

Code of Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to our officers, directors and employees (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Secretary, Iovance Biotherapeutics, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070. Our Code of Ethics is also available under the “Investors” section of our website at www.iovance.com, under “Corporate Governance – Governance Highlights”.

Director Compensation

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our board of directors and that this approach is comparable to the policies of our peer companies. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment.

In 2017, our non-employee directors received an annual cash retainer for Board of Directors and committee service in addition to equity compensation, as set forth in further detail in the table below.

		Annual Cash Retainer (1)	Annual Equity Compensation (2)

Board of Directors membership		$35,000	35,000
Chairman of the Board (Extra Retainer)		$25,000	35,000
Audit Committee	Chair	$15,000
	Member	$7,500
Compensation Committee	Chair	$15,000
	Member	$7,500
Nominating and Corporate Governance Committee	Chair	$15,000
	Member	$7,500

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(1)	The annual cash retainers are payable in quarterly installments.

(2)	Represents number of shares underlying options granted annually to the directors. These options are exercisable in four equal quarterly installments following the date of grant. If the individual’s service with the Board of Directors is terminated before the option expiration date, the options will be exercisable for two years following termination of service (or until the expiration of the option) unless the director is terminated for cause, in which case the options are terminated.

The table below shows the compensation received by each of our non-employee directors during 2017 for serving on the Board of Directors and on its committees. Our non-employee directors do not receive fringe or other benefits.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Options Awards ($)(1)		Total ($)

Iain Dukes, D.Phil.	$70,354	$375,335	(2)	$445,689
Sanford J. Hillsberg	$35,000	$187,667		$222,667
Ryan Maynard	$50,000	$187,667		$237,667
Merrill A. McPeak	$65,000	$187,667		$252,667
Wayne Rothbaum(3)	$0	$-		$-
Jay Venkatesan, M.D.	$65,000	$187,667		$252,667

(1)	Represents the grant date value computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	Does not include the options to purchase 150,000 shares of our common stock that were granted to Dr. Dukes on September 8, 2017 as compensation for providing consulting services under a consulting agreement.

(3)	To date, Mr. Rothbaum has declined to receive any compensation, whether cash or options.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 - ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provides the Company’s stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2014 Annual Meeting of Stockholders, our stockholders approved an advisory measure that the stockholders’ advisory votes on executive compensation be held on an annual basis. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s named executive officers. Please refer to the discussion under “Executive Compensation-Compensation Discussion and Analysis” for a description of the compensation of our named executive officers.

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We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which include the disclosures under “Executive Compensation - Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Iovance Biotherapeutics, Inc., as disclosed in the 2018 Proxy Statement of Iovance Biotherapeutics, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This proposal, commonly known as a "Say-on-Pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation as a whole. This vote is advisory in nature and therefore is not binding on us, our Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for advisory approval of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

MANAGEMENT NAMED EXECUTIVE OFFICERS

Named Executive Officers

The following table sets forth information regarding our named executive officers as of the Record Date.

Name	Age	Position
Maria Fardis, Ph.D.	50	President and Chief Executive Officer
Timothy E. Morris	56	Timothy E. Morris, Chief Financial Officer and Corporate Secretary
Frederick G. Vogt, Ph.D., Esq.	44	General Counsel

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Maria Fardis, Ph.D. Dr. Fardis has served as our President and Chief Executive Officer since her appointment effective June 1, 2016. See, “Proposal No. 1: Election of Directors — Nominees for Director,” above.

Timothy E. Morris. Mr. Morris joined the Company as our Chief Financial Officer on August 14, 2017. Mr. Morris thereafter became our principal accounting officer on November 8, 2017. Prior to joining us, Mr. Morris was the Chief Financial Officer and Head of Business Development for AcelRx Pharmaceuticals, Inc., a publicly traded biopharmaceutical company focusing on the development and commercialization of sublingual therapies for the treatment of acute pain, from March 2014 until June 2017. From November 2004 to December 2013, Mr. Morris served as the Chief Financial Officer and Global Head of Corporate Development for VIVUS, Inc., a publicly traded biopharmaceutical company focused on the development and commercialization of therapies to treat obesity and restore sexual health. Prior to joining VIVUS, he served as Chief Financial Officer and Senior Vice President of Finance, Manufacturing and Administration at Questcor Pharmaceuticals, Inc. from September 2001 to November 2004. Prior thereto, Mr. Morris also served as Chief Financial Officer of Interpro Business Solutions, Inc., Utility.com, and RiboGene, Inc. Mr. Morris currently serves as a non-executive director of Humanigen, Inc. Mr. Morris is a Certified Public Accountant (inactive) and received a bachelor’s degree in business with emphasis in accounting from California State University, Chico.

Frederick G. Vogt, Ph.D., Esq. Dr. Vogt joined the Company on September 30, 2016 as our Vice President, Intellectual Property. Dr. Vogt was promoted to General Counsel on July 1, 2017. From May 2013 until he joined the Company, Dr. Vogt practiced law at the international law firm of Morgan, Lewis & Bockius LLP, focusing on intellectual property and business law in the life sciences and representing clients in patent strategy, transactional, and litigation matters. Prior to joining Morgan, Lewis & Bockius LLP, he served in numerous scientific, management, and legal roles of increasing responsibility over a period of 13 years at GlaxoSmithKline plc., where he focused primarily on oncology and cardiovascular drug development. Dr. Vogt holds a B.S. in Chemistry from Ursinus College, a Ph.D. in Chemistry from the Pennsylvania State University, and a J.D. from Temple University. He is admitted to practice in Pennsylvania and before the U.S. Patent and Trademark Office and the U.S. District Court for the Eastern District of Pennsylvania.

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

The Compensation Committee recommends to the Board of Directors for its determination and approval the compensation of our Chief Executive Officer and, based on discussions with our Chief Executive Officer, establishes the compensation of our other named executive officers. The Compensation Committee has, in the past, at times included the other members of our Board of Directors in its deliberations regarding the salaries of our named executive officers.

At our 2017 Annual Meeting of Stockholders, on an advisory basis, a majority of the stockholders who voted on this matter approved the compensation of our named executive officers as disclosed in our 2017 proxy statement. Based on our continued engagement with our shareholders as well as the results of the 2017 stockholder advisory vote, the Compensation Committee has determined to follow the stockholders’ recommendation and to continue to follow our historical compensation policies and procedures, subject to recommendations received from our independent compensation consulting firm.

This section explains the objectives of our name executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2017, and the factors we considered in making those decisions, and focuses on the compensation of officers who are listed as our “named executive officers” in this proxy statement. The named executive officers include the following three officers who are currently employed with us:

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Maria Fardis, Ph.D., our President and Chief Executive Officer,
Timothy E. Morris, our Chief Financial Officer, and
Frederick G. Vogt, Ph.D., Esq., our General Counsel.

In addition to the foregoing named executive officers who continue to be employed at our Company, the named executive officers required for disclosure in this proxy statement include Gregory Schiffman, who resigned as our Chief Financial Officer effective June 22, 2017, and Michael T. Lotze, M.D. who resigned as our Chief Scientific Officer effective August 21, 2017. Accordingly, while Mr. Schiffman and Dr. Lotze are listed in this proxy statement as named executive officers, neither of them is currently employed by the Company.

Compensation Policies and Practices at a Glance

What we do

•	Practice pay-for-performance, under which a significant percentage of our named executive officer compensation is at-risk and may not be realized if corporate and individual performance goals are not achieved
•	Set challenging short- and long-term incentive award goals
•	Maintain an industry-specific peer group for benchmarking compensation
•	Target named executive officer compensation based on market norms
•	Offer market-competitive benefits for named executive officers that are consistent with the rest of our employees
•	Do not guarantee annual bonus or guarantee salary increases
•	Have a pre-established grant date practice for approving executive officers’ equity awards
•	Maintain an independent Compensation Committee
•	Consult with an independent compensation advisor on compensation levels and practices

What we do not do

•	Executives are prohibited from hedging or pledging our stock
•	Compensation Committee’s independent consultant performs no other work for the Company
•	No single trigger severance benefits upon change in control except for our President and Chief Executive Officer
•	No excise tax gross-ups for any change-of-control payments
•	Re-price stock options
•	Provide excessive personal perquisites, such as automobile leases, country club memberships or personal use of aircraft
•	Provide supplemental executive retirement plans

Policies and Procedures for the Review and Approval of Transactions with Related Persons

The Audit Committee’s charter requires the Audit Committee to review and approve any related-person transactions. In considering related-person transactions, the Audit Committee considers the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is not inconsistent with, our best interests and those of our stockholders.

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Insider Trading Policy

Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our named executive officers, directors and specified other employees, including short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging or monetization transactions accomplished through the use of prepaid variable forwards, equity swaps, collars and exchange funds. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from purchasing our securities on margin, borrowing against company securities held in a margin account, or pledging our securities as collateral for a loan.

Compensation Objectives and Philosophy

Our named executive officer compensation program is designed principally to:

•	attract, motivate and retain talented and dedicated named executive officers;

•	correlate discretionary annual cash bonuses to the achievement of operational and financial objectives; and

•	provide our named executive officers with appropriate long-term incentives that directly correlate to the enhancement of stockholder value, as well as facilitate executive retention.

To achieve these objectives, we establish (i) annual base salaries at levels that we believe are competitive with base salaries of executive officers in other comparable publicly-held biopharmaceutical companies, and (ii) discretionary year-end annual cash bonuses based in part on the achievement of key operational and financial goals. We also grant stock options as a retention tool and as a means to align the named executive officer’s long-term interests with those of our stockholders, with the ultimate objective of affording our named executive officers an appropriate incentive to help us to improve stockholder value. Our Compensation Committee does not have any formal policies for allocating compensation among the foregoing three components. Rather, our Compensation Committee uses its judgment to determine the appropriate level and mix of compensation on an annual basis with the goal to balance current cash compensation with equity awards to reward both short-term and long-term performance. Our Compensation Committee evaluates both employee performance and compensation to maintain our company’s ability to attract and retain highly-qualified executives in key positions and to assure that compensation provided to our named executive officers remains competitive when compared to the compensation paid to similarly situated executives of companies that we consider comparable to our company.

Compensation Determination Process and the Role of Named Executive Officers in Compensation Decisions

We conduct an annual review of named executive officer compensation, generally in December or January, with a presentation by our Chief Executive Officer to our Board of Directors and Compensation Committee regarding each element of our executive compensation arrangements. Our Compensation Committee met on December 27, 2017, December 29, 2017 and again on February 7, 2018 to establish year-end compensation for the fiscal year ended December 31, 2017 and to establish compensation goals and objectives for our fiscal year ending December 31, 2018. At the Compensation Committee’s direction, our Chief Executive Officer typically prepares an executive compensation review for each named executive officer which includes recommendations for:

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•	a proposed year-end cash bonus, if any, (i) payable under the terms of each named executive officer’s employment agreement or (ii) under our discretionary cash bonus program, in each case based on the achievement of individual and/or corporate objectives and the applicable terms of the employment agreements;

•	a proposed increase, if any, in base salary and cash bonus potential for the upcoming year; and

•	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to a named executive officer’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with Nasdaq requirements, the Compensation Committee also meets in an executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary and cash bonus. The Compensation Committee recommends to our Board of Directors year-end annual stock option grants to our Chief Executive Officer. The Compensation Committee also grants year-end stock options to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer. With the exception of these executive sessions of the Compensation Committee, our Chief Executive Officer generally participates in all deliberations of the Compensation Committee and of our Board of Directors relating to executive compensation.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end (but no later than March 15 of each year), our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year (typically in accordance with that named executive officer’s employment agreement), and (ii) for all other employees as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews each performance goal and determines the extent to which we achieved such goals. For a description of some of the goals established for 2017, see “2017 Named Executive Officer Compensation - Annual and Special Cash Bonuses,” below.

Setting Compensation for Named Executive Officers - Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board of Directors has the primary responsibility for determining compensation of our named executive officers. Our Board of Directors has determined that each member of our Compensation Committee is “independent” as that term is defined by applicable Nasdaq rules, is an “outside director” as defined in Section 162(m) of the Internal Revenue Code (the “Code”), and is a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee recommends the compensation of our Chief Executive Officer and determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each other named executive officers, although our Compensation Committee has, on occasion, submitted its compensation determinations for named executive officers to our full Board of Directors for its approval. Our Chief Executive Officer makes compensation determinations for all executives to assist it in various respects. The Compensation Committee has engaged Radford, a business unit of Aon plc, as a compensation consultant (“Radford”), and has assessed Radford’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Radford from independently advising the Compensation Committee.

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Peer and Industry Data

For purposes of compensation for 2018, our Compensation Committee, with the advice of Radford, examined our 2017 peer group in light of our continued growth throughout 2017, which is anticipated to continue in 2018, the stage of development of our clinical programs, and changes in our market capitalization. With reference to these and other key business metrics, companies whose market capitalization and/or whose number of employees that were at the low end, below, or significantly above our targeted range were removed and new companies were added to the peer group for 2018. Based on its discussions with Radford, the Compensation Committee identified the following 25 peer companies for 2018 that were selected from among publicly-held U.S. pharmaceutical and biotechnology companies with comparable operations in the U.S. based on the following criteria: number, stage and indication of development programs, number of employees, and market capitalization:

Acceleron Pharma, Inc.

Aduro BioTech, Inc.

Agenus, Inc.

Aimmune Therapeutics, Inc.

Atara Biotherapeutics Inc.

Bellicum Pharmaceuticals, Inc.

Calithera Biosciences, Inc.

CytomX Therapeutics Incorporated

Epizyme, Inc.

Fate Therapeutics, Inc.

Geron Corporation

Idera Pharmaceuticals, Inc.

Ignyta, Inc.

ImmunoGen, Inc.

Inovio Pharmaceuticals, Inc.

Kura Oncology, Inc.

Mirati Therapeutics, Inc.

MyoKardia, Inc.

NantKwest Inc.

Sangamo Therapeutics, Inc.

Stemline Therapeutics, Inc.

TG Therapeutics, Inc.

Xencor, Inc.

ZIOPHARM Oncology, Inc.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing executive pay. In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from industry averages or other specific benchmarks. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.

Our Compensation Committee believes that, given the competitiveness of our industry and our Company culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

Elements of Named Executive Compensation

We have designed and implemented compensation policies that have historically allowed us to recruit both in the geographic areas where we operate and where our named executive officers serve, as the case may be. For 2017, the principal components of compensation for our named executive officers consisted of:

•	a base salary;

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•	an annual cash incentive bonus; and

•	an annual stock option award.

Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

•	the negotiated terms of each named executive officer’s employment agreement, if any;

•	an internal review of the named executive officer’s compensation, both individually and relative to other named executive officers; and

•	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies.

The objectives of our compensation program are to align our program with the market 50th percentile of our peer companies. For 2017, the base salary of Dr. Fardis, our Chief Executive Officer, was below the market 50th percentile, while the base salaries of each of the other named executive officers was above the market 50th percentile. Other than Dr. Vogt, no executive officer received an increase in his or her 2017 base salary over his or her 2016 base salary. As described below, Dr. Vogt’s base salary was increased upon his promotion to General Counsel during 2017.

Annual Cash Incentive Bonuses

We provide an opportunity for each of our named executive officers to receive an annual cash incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

Historically, at its annual year-end meeting to consider named executive officer compensation, the Compensation Committee, in consultation with management, has established corporate goals for the upcoming fiscal year for purposes of, among other things, making its recommendations regarding its discretionary annual bonus awards (and stock option grants) for the upcoming year to our named executive officers and all employees.

The employment agreements of the named executive officers and certain of our other executives entitle the named executive officers and those other individuals to an annual target end-of-year cash bonus, at the discretion of the Chief Executive Officer and/or the Compensation Committee, upon the achievement of certain goals or milestones.

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The Compensation Committee evaluates the achievement level of individual and corporate objectives as it relates to annual cash bonuses for named executive officers and makes it views known to the full Board of Directors as part of its final compensation deliberations. The Compensation Committee also considers the bonuses paid by comparable companies. The Compensation Committee, or where appropriate, our Board of Directors may approve bonuses based on the foregoing determinations or, after considering market conditions, our financial position or other factors, may, in its sole discretion, determine not to award any bonuses or to award larger or smaller bonuses.

In February 2017, our Board of Directors adopted corporate goals for the determination of cash bonuses to be paid for the 2017 fiscal year to all employees including our named executive officers. The target bonus payable to participating employees ranged from 10% to 30% of such recipient’s 2017 base salary, and the target cash bonuses for the named executive officers were in the range of 40% to 50% of such named executive officer’s 2017 base salary. The Company’s goal is to pay any earned bonus by March 15 of the year following the year in which the bonus is earned. The cash bonuses that named executive officers and employees are eligible to receive were based upon the following corporate goals and on a subjective evaluation of an individual’s performance. The corporate goals and objectives for each participant were based on meeting certain goals with respect to the Company’s operational performance as follows: (i) Transferring the Company’s proprietary process for manufacturing the Company’s autologous cell therapy products to two of its manufacturers (weighted at 30%); (ii) further defining the registration path for LN-144 (weighted at 20%); (iii) completing enrollment of patients in a portion of the Company’s Phase 2 melanoma study by a specified date (weighted at 15%); (iv) enrolling specified number of patients by certain dates in the Company’s cervical and head and neck studies (weighted at 10%); (v) initiation of studies for two other indication (weighted at 10%); (vi) enrolling patients in pancreatic and glioblastoma trials (weighted at 5%); and (vii) meeting other team performance and budgetary goals (weighted collectively at 10%).

At its December 29, 2017 meeting, the Compensation Committee determined that the Company met all of its operational goals, other than enrolling patients in pancreatic and glioblastoma trials.

See the discussion below in “2017 Named Executive Officer Compensation - Annual and Special Bonuses” for information regarding the annual incentive bonuses paid to our named executive officers for 2017.

Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our named executive officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2014 Equity Incentive Plan (and are asking our stockholders to approve the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan, the “2018 Plan”) to provide all of our employees, including our named executive officers, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value. Additionally, equity awards provide an important retention tool for all employees, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

Typically, we grant equity awards upon an employee’s hire. In addition, equity awards may also be granted for performance annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

The determination of whether to grant stock options, as well as the size of such grants, to our named executive officers involves subjective assessments by the Compensation Committee and our Board of Directors and, with respect to named executive officers other than herself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our named executive officers, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our named executive officers, the Compensation Committee and our Board of Directors also considers publicly available data prepared by Radford at the request of the Compensation Committee from other similar clinical stage companies identified by the Compensation Committee.

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We normally grant stock options or stock awards to new employees when they join our Company based upon their position with us and their relevant prior experience. The range of options that can be granted to employees is prescribed in a schedule based on employee’s title and position. The awards granted by the Compensation Committee generally vest over the first three years of the ten-year option term (although some previously granted awards vest over four years), or upon the achievement of certain milestones. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting and exercise rights generally cease upon termination of employment, except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our employees and reward, or provide incentive for, the achievement of corporate goals and strong individual performance.

Our Board of Directors has granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our Company, and to make grants during each annual non-executive employee review cycle. Our Board of Directors has fixed both the total number shares that our Chief Executive Officer can grant under such options, and the range of shares subject to such grants based on each employee’s position with the Company. Options are granted based on a combination of individual contributions to our Company and on general corporate achievements, which may include the attainment of product development milestones (such as commencement and completion of clinical trials) and attaining other annual corporate goals and objectives.

On an annual basis, the Compensation Committee assesses the appropriate corporate goals for our named executive officers and may provide additional option grants based upon the achievement by the named executive officers of corporate goals or other significant accomplishments for the Company. We expect that we will continue to provide new employees with initial option grants in the future to provide long-term compensation incentives and will continue to rely on performance-based and retention grants to provide additional incentives for current employees. Additionally, in the future, the Compensation Committee may consider awarding additional or alternative forms of equity incentives, such as grants of bonus stock, restricted stock and restricted stock units, although the Compensation Committee does not currently plan to do so in the near future.

It is our policy to award stock options at an exercise price equal to the closing price on the Nasdaq Global Market of our common stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee or our Chief Executive Officer, as applicable, approves the stock option grant.

We have no program, practice or plan to grant stock options, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We have no policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

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We do not take into consideration any amounts realized by our named executive officers from prior stock option or stock awards in determining whether to grant new stock options, restricted stock units or restricted stock awards.

Other Aspects of Our Compensation Philosophy

Retirement Plans, Perquisites and Other Personal Benefits

Our named executive officers are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other regular employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, and a 401(k) plan.

Under the tax-qualified employee savings and retirement plan, our 401(k) plan, all eligible U.S. employees, including our named executive officers, may elect to defer a percentage of their eligible compensation in our 401(k) plan, subject to the annual IRS limit. In 2017, we matched 100% of the employee contributions up to 4% of annual eligible compensation. The 2017 matching contributions made under the Safe Harbor Matching Contribution are fully vested.

We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees. We do not provide any tax reimbursement payments (including “gross-ups”) on any personal benefits, except in the case of certain relocation benefits.

Cash Bonuses

From time to time, we may pay cash bonuses to employees upon the successful completion of certain projects and we may also pay sign-on bonuses to aid in recruiting certain key employees.

Severance Agreements

We have entered into employment agreements with our named executive officers which provide for payment of between six months and one-year’s base salary as severance upon the involuntary termination of employment, provided such termination is not for cause, as defined in the agreements.

Stock Ownership Guidelines

Although stock option grants encourage equity ownership, we currently do not require our directors or executive officers to own a particular number of shares of our common stock. We believe that stock and option holdings among our directors and named executive officers are adequate at this time to appropriately align their interests with those of our stockholders.

2017 Named Executive Officer Compensation

Base Salaries

The Compensation Committee considers salary increases for our named executive officers generally on an annual basis, setting salaries based on corporate objectives and the recommendations of our Chief Executive Officer after assessing each executive’s performance. A similar process is used by the Board of Directors in setting our Chief Executive Officer’s salary. However, the Chief Executive Officer does not provide recommendations on her own salary.

At their February 27, 2017 meetings, neither the Compensation Committee nor the Board of Directors approved an increase in the base salaries of Maria Fardis, Gregory T. Schiffman and Michael T. Lotze. The decision not to increase salaries was based on several factors, including the date on which each of these three named executive officers joined the Company (as these three named executive officers were hired during 2016), and the performance in 2016 of these three named executive officers.

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In February 2018, in recognition of her performance, our Compensation Committee recommended, and the Board of Directors approved, an increase in Dr. Fardis’ annual base salary in 2018 from $500,000 to $600,000. As a result of this increase, Dr. Fardis’ 2018 base salary exceeds the Compensation Committee’s goal of positioning the compensation of our named executive officers at approximately the 50% percentile of this Company’s peer group. At the Compensation Committee’s meetings in December 2017, the Compensation Committee increased Dr. Vogt’s 2018 annual base salary from $350,000 to $375,000 in recognition of his promotion to General Counsel and his performance in 2017. The 2018 base salary of Mr. Morris was not increased because Mr. Morris was hired in August 2017. As a result, the 2018 and 2017 salaries of our three currently employed named executive officers is as follows:

Name and Position (1)	2017 Salary		2018 Salary	% Increase from Final 2017 Base Salary

Maria Fardis, Ph.D., President and Chief Executive Officer	$500,000		$600,000	20%
Timothy E. Morris, Chief Financial Officer and Corporate Secretary	$450,000	(2)	$450,000	-
Frederick G. Vogt, Ph.D., Esq., General Counsel	$340,000	(3)	$375,000	10%

(1)	Gregory T. Schiffman, our Former Chief Financial Officer and Corporate Secretary, and Michael T. Lotze, M.D., our Former Chief Scientific Officer, were no longer employed by us at the end of 2017. As such, they are not included in the table above.
(2)	Represents the annual base salary rate of Mr. Morris for 2017. Mr. Morris joined us on August 14, 2017.
(3)	Represents the annual base salary rate of Dr. Vogt for 2017. Dr. Vogt joined us on September 30, 2016, was promoted to General Counsel on July 1, 2017, and became a named executive officer on October 20, 2017.

Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers as well as other key employees, to receive a discretionary annual incentive bonus based on both (i) performance related to corporate objectives established by our Compensation Committee and Board of Directors and (ii) a subjective evaluation of the employee’s individual performance. For 2017, these objectives include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

Historically, at its annual year-end meeting to consider named executive officer compensation, our Compensation Committee, in consultation with the Chief Executive Officer and our compensation consultants, has considered corporate goals for the upcoming fiscal year for purposes of, among other things, making its recommendations regarding its discretionary annual bonus awards (and stock option grants) for the upcoming year to our named executive officers. The attainment of substantially all of our corporate goals for 2017, as described above, as well as the significant events and developments affecting the condition of the Company and need to retain certain key employees to manage and operate the Company was considered by our Compensation Committee at its meetings held in December 2017 and February 2018.

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At its December 29, 2017 meeting, the Compensation Committee granted Mr. Morris a year-end bonus of $65,130, which amount was based on his pro-rated time of service during 2017 and on the achievement level of his performance milestones. At its December 29, 2017 meeting, the Compensation Committee increased Dr. Vogt’s salary to $375,000 based on the achievement level of his performance milestones. In February 2018 the Compensation Committee recommended, and the Board of Directors approved, a $350,000 year-end cash bonus to Dr. Fardis. This bonus exceeded her 50% target bonus opportunity set forth in her employment agreement because the Compensation Committee determined that Dr. Fardis’ performance in 2017 significantly exceeded the Compensation Committee’s expectations. On February 9, 2018, in recognition of her substantial achievements in 2017, the Board of Directors increased Dr. Fardis’ bonus opportunity to 100%. The cash year-end bonuses paid to the three currently serving named executive officers for 2017 is as follows:

Name and Position (1)	Hire Date	Annual Incentive Target % (2)		2017 Target Bonus Opportunity		2017 Actual Bonus Payment (3)	2017 Actual Bonus Payment (% of Target Award Opportunity)

Maria Fardis, Ph.D., President and Chief Executive Officer (4)	6/1/2016	50%		$250,000		$350,000	140%
Timothy E. Morris, Chief Financial Officer and Corporate Secretary	8/14/2017	40%		$68,548	(5)	$65,130	95%
Frederick G. Vogt, Ph.D., Esq., General Counsel	9/30/2016	40	%(6)	$127,685		$131,390	103%

(1)	Mr. Schiffman and Dr. Lotze were no longer employed by us at the end of 2017, and therefore, were not entitled to receive year-end cash bonuses.
(2)	The annual cash bonus target is a percentage of base salary.
(3)	Bonus amounts were paid on March 15, 2018.
(4)	Bonus exceeded Dr. Fardis’ 50% target bonus opportunity set forth in her employment agreement because the Compensation Committee determined that Dr. Fardis’ performance in 2017 significantly exceeded the Compensation Committee’s expectations. On February 9, 2018, in recognition of her substantial achievements in 2017, the Board of Directors increased Dr. Fardis’ bonus opportunity to 100%.
(5)	Amount represents a prorated bonus based on hire or promotion date.
(6)	Represents the annual base incentive target of Dr. Vogt for 2017. Dr. Vogt joined us on September 30, 2016 with an annual incentive target of 30%, which was increased to 40% when he was promoted to General Counsel on July 1, 2017.

The Compensation Committee retains the right to make discretionary cash bonus payments in excess of the target cash bonus levels to the named executive officers if in its opinion a named executive officer’s performance justifies such excess payment. Other than the bonus paid to Dr. Fardis, no excess payments were made for 2017.

Annual Stock Option Awards for Named Executive Officers

Our Board of Directors and Compensation Committee generally make year-end options grants to our named executive officers in recognition of their performance. None of our named executive officers is currently party to an employment agreement that provides for an automatic grant of stock options.

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At the recommendation of the Compensation Committee, in recognition of her substantial achievements in 2017, on February 9, 2018 the Board of Directors granted Maria Fardis, our Chief Executive Officer, a year-end option award of 500,000 shares of our common stock at an exercise price of $16.80 (which price is equal to the closing price of our common stock on February 9, 2018). The grant exceeded the Compensation Committee’s goal of keeping equity awards at approximately the 50th percentile to the executive officers holding comparable positions at the companies in our compensation peer group. However, in determining the amount of Dr. Fardis’ option award, our Compensation Committee considered her existing equity holdings, her level of responsibility and criticality, the amount of her existing equity holdings, and its subjective assessment of her individual performance and our overall Company performance. Dr. Fardis’ option has a term of ten years and, provided that Dr. Fardis is employed with us on the following dates, will vest in installments as follows: (i) options for the purchase of 166,672 shares shall vest on February 9, 2019; and (ii) the remaining stock options shall vest as to 41,666 shares in eight quarterly installments over the two years following February 9, 2019.

As part of its year-end equity awards review, our Compensation Committee considered granting Mr. Morris an additional stock option award. However, because Mr. Morris joined the Company less than five months before and was granted options at that time, the Compensation Committee did not grant Mr. Morris a year-end stock option award.

In December 2017, as part of its year-end review, the Compensation Committee granted Dr. Vogt incentive stock options to purchase 37,400 shares, which options will have a term of ten years and will vest in installments over three years as follows: (i) one-third of the shares underlying the option shall vest on December 29, 2018; and (ii) the remaining shares underlying the option shall vest in eight equal quarterly installments over the two years following December 29, 2018. Based on an equity compensation report provided by Radford, the 2017 stock option grant to Dr. Vogt was positioned at the 25th percentile of the survey of grants by similar companies.

Stock Option Awards for New Named Executive Officers

Effective August 14, 2017, the Company hired Mr. Morris as our new Chief Financial Officer. In connection with the hiring process, the Compensation Committee utilized the data available from peer companies of similar size and structure, current market conditions for talented executive officers and recent compensation earned by the candidates for these positions. Based on these inputs, and considering the needs of the organization, our Compensation Committee granted Mr. Morris an option to purchase up to an aggregate of 250,000 shares of our common stock. The option has a ten-year term and will vest in installments as follows: (i) options for the purchase of one-third of the 250,000 shares shall vest on the one-year anniversary of his employment date; and (ii) the remaining options shall vest as to one-twelfth of 250,000 shares in quarterly installments over the next two years, commencing with the first quarter following the first anniversary of Mr. Morris’ employment date.

In 2017, our Board of Directors also promoted Frederick G. Vogt, Ph.D., Esq. from Vice President, Intellectual Property to General Counsel. Dr. Vogt was not granted any additional options upon his promotion. However, Dr. Vogt was granted a year-end option award as part of his year-end review. See, “Annual Stock Option Awards for Executive Officers,” above.

Former Named Executive Officers Whose Employment Ended in 2017

Effective June 22, 2017, Gregory Schiffman resigned as our Chief Financial Officer, and effective August 21, 2017, Michael T. Lotze, M.D., resigned as our Chief Scientific Officer. Since both Mr. Schiffman and Dr. Lotze resigned, neither of them was entitled to any severance or other post-termination payments.

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Other Policies and Considerations

Relationship Between Compensation Elements

Each element of named executive officer compensation in 2017 considered the same element paid to named executive officers holding similar positions at comparable companies within our peer group. Our Compensation Committee retained Radford to assess our current compensation programs and provide recommendations for continued improved alignment of the programs with our compensation philosophy and goals. Radford conducted and reported to the Compensation Committee an assessment of our named executive officer’s base salaries, target total cash, short- and long-term incentives, target total direct compensation and retention value of prior equity awards against the competitive market. To determine the competitive market compensation, Radford Global Life Sciences survey data was blended with proxy data of the peer companies identified below in this Compensation Discussion and Analysis. The foregoing information was considered when determining the relative proportion of salary, cash incentive or equity awards relative to each other and to total compensation.

Employment Agreements and Termination Benefits.

We have entered into written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect our Company from business risks such as competition for each named executive officer’s service, loss of confidential information or trade secrets, solicitation of our other employees, and to define our respective rights to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among named executive officers. Generally speaking, however, the employment agreements provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the Company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause.”

In the event of termination of a named executive officer’s employment by us without “cause,” the named executive officers will be, entitled to a lump-sum payment, which payment is equal to twelve months of base salary in the case of Dr. Fardis, and six months of base salary in the case of Mr. Morris and Dr. Vogt. If a named executive officer’s employment is terminated by us without “cause” in connection with a change of control of our Company, the named executive officers will be entitled to a lump-sum payment equal to twelve months of base salary in the case of Dr. Fardis and Mr. Morris, and six months of base salary in the case of Dr. Vogt, plus in each instance the pro-rated amount of their respective minimum bonuses for those periods. In addition, if the employment agreements of Dr. Fardis or Dr. Vogt are terminated by us without “cause” or by them for “good reason,” their unvested stock options vest immediately.

The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had such provisions been triggered as of the end of 2017, are described in detail in the section below entitled “Executive Compensation – Potential Payments Upon Termination/Change of Control.”

2017 Stockholder Advisory Vote

Each year, we hold a non-binding advisory stockholder vote on the compensation program for our named executive officers. At our annual stockholder meetings held in 2016 and 2017, our stockholders approved, on an advisory basis, the compensation of our named executive officers. In evaluating our compensation arrangements in early 2017 (and most recently for 2017 year-end bonuses), we considered the support of our stockholders of our compensation arrangements and objectives. As a result, our Compensation Committee retains our general approach to executive compensation, and continues to apply the same general principles and philosophy as in the prior fiscal years in determining executive compensation. Our Compensation Committee values the opinions of our stockholders and will take our stockholders’ opinions into account when making compensation decisions for the members of our executive team, including the named executive officers.

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Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

Clawbacks

We have not established any policy regarding recoupment, or “clawback,” of any performance-based compensation in the event our Company’s historical financial results are subsequently revised or restated in a way that would have produced a lower compensation amount.

The foregoing policies remained in place through 2017, and, unless otherwise noted above, we expect to continue to follow them for the foreseeable future.

Compensation Committee Interlocks and Insider Participation

During 2017, no member of the Compensation Committee served as one of our officers, former officers or employees. During 2017, none of our named executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and none of our named executive officers served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this Proxy Statement. Dr. Venkatesan resigned from the Compensation Committee effective March 1, 2018, and Dr. Weiser joined the Compensation Committee and appointed as the committee’s new Chair effective March 15, 2018. Accordingly, Dr. Weiser was not involved in any of the compensation determinations described in this Proxy Statement prior to March 15, 2018.

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COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Michael Weiser, M.D., Ph.D. (Chair)
Merrill A. McPeak
Wayne Rothbaum

Summary Compensation of Named Executive Officers

The following table sets forth all compensation awards to, paid or earned by the following type of named executive officers for each of the Company’s last three years ended December 31, 2017, 2016 and 2015: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the year ended December 31, 2017; (ii) the Company’s most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the year ended December 31, 2017; and (iii) up to two additional individuals for whom the disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the year ended December 31, 2017. We refer to these individuals collectively as our named executive officers.

						Non-Equity
				Stock	Stock	Incentive Plan		All Other
		Salary (1)	Bonus	Awards (2)	Option (3)	Compensation (4)		Compensation		Total
Name and Principal Position	Year (14)	($)	($)	($)	($)	($)		($)		($)
Current Officers:
Maria Fardis, Ph.D. (5)	2017	$500,000	$-	$-	$-	$350,000		$-		$850,000
President and Chief Executive Officer	2016	$291,667	$-	$3,228,500	$2,935,000	$116,720	(6)	$150,000	(7)	$6,721,887

Timothy E. Morris (8)	2017	$172,212	$-	$-	$1,262,500	$65,130	(9)	$-		$1,499,842
Chief Financial Officer and
Corporate Secretary

Frederick G. Vogt (10)	2017	$326,355	$-	$-	$393,070	$131,390	(9)	$-		$850,815
General Counsel	2016	$75,616	$-	$-	$1,510,000	$13,620	(6)	$50,000	(7)	$1,649,236

Former Officers:
Gregory T. Schiffman (11)	2017	$220,750	$-	$-	$-	$-		$-		$220,750
Former Chief Financial Officer	2016	$114,057	$-	$-	$2,265,000	$-		$40,000	(7)	$2,419,057

Michael T. Lotze, M.D. (12)	2017	$343,560	$-	$-	$-	$-		$109,000	(13)	$452,560
Former Chief Scientific Officer	2016	$306,410	$-	$-	$1,021,500	$45,700	(6)	$116,857		$1,490,467

(1)	Includes amounts earned but deferred at the election of the named executive officer, such as salary deferrals under the Company’s 401(k) plan.
(2)	The amounts in this column represent the aggregate grant date fair value of the restricted stock awards and restricted stock units, determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The Company determines the grant date fair value of the awards by multiplying the number of units granted by the closing market price of one share of Iovance common stock on the award grant date. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting or the sale of the common stock awards.
(3)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 6 to its audited financial statements included in its Form 10-K filed with the SEC for the year ended December 31, 2017. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

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(4)	Amounts reported represent the annual cash performance-based bonuses earned pursuant to the achievement of certain corporate and individual performance objectives during 2017. Please see the descriptions of the annual performance bonuses in the prior sections entitled “Annual Cash Incentive Bonuses.”
(5)	Dr. Fardis became our Chief Executive Officer on June 1, 2016.
(6)	Amount reported represents a discretionary 2016 annual bonus paid in 2017.
(7)	Amount represents a sign-on bonus.
(8)	Mr. Morris became our Chief Financial Officer on August 14, 2017.
(9)	The amount represents a pro-rata bonus payment for the 2017 fiscal year.
(10)	Dr. Vogt was promoted to General Counsel on July 1, 2017, and became a named executive officer on October 20, 2017. Amounts paid to Dr. Vogt prior thereto represent compensation he received after joining the Company on September 30, 2017 as Vice President, Intellectual Property.
(11)	Mr. Schiffman became our Chief Financial Officer on October 3, 2016 and resigned effective June 22, 2017
(12)	Dr. Lotze became our Chief Scientific Officer on March 27, 2016 and resigned effective August 21, 2017.
(13)	Amount represents a $100,000 retention bonus and $9,000 relocation bonus.
(14)	No information is presented for 2015 as the name executive officers were hired after 2015.

Chief Executive Officer Pay Ratio

As a result of the recently adopted rules under the Dodd-Frank Act, SEC rules now require companies to disclose the ratio of the total annual compensation of the principal executive officer to the median employee’s total annual compensation. We identified the median employee by examining the 2017 total annual compensation for all individuals, excluding our Chief Executive Officer, who were employed by us on December 31, 2017. We included all employees. For all employees, we examined total compensation, which included base salary, incentive compensation plan payments, equity awards consisting of stock options, and other compensation such as 401(k) matching contributions. We annualized the compensation of all permanent employees who were not employed by us for all of 2017.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2017 Summary Compensation Table above. The total annual compensation of the median employee for 2017 was $284,354. The total annual compensation including bonuses for our Chief Executive Officer for 2017 was $850,000. The ratio of Chief Executive Officer pay to the median employee pay for 2017 was approximately 3 to 1.

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2017 Grants of Plan-Based Awards

In 2017, we granted the following stock options to our named executive officers under our 2014 Equity Incentive Plan, as amended (as so amended, the “2014 Plan”):

Name	Grant Date	Number of Securities Underlying Options (1)		Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Timothy E. Morris	8/14/2017	250,000	(3)	$5.05	$1,262,500

Frederick G. Vogt, Ph.D., Esq.	3/16/2017	12,600	(3)	$7.45	$93,870
	12/29/2017	37,400	(3)	$8.00	$299,200

(1)	Represents shares of our common stock underlying options awarded, each of which vest over time.
(2)	Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718.
(3)	The option awards vest as to 33% of the shares underlying the options on the first anniversary, with remaining option awards vesting in equal quarterly installments over the two-year period following such first anniversary.

Outstanding Equity Awards

The following table sets forth outstanding stock options held by our named executive officers as of December 31, 2017. All options were granted under the 2014 Plan. In addition, the following table sets forth the restricted stock units held by Dr. Fardis under a restricted stock unit agreement as of December 31, 2017.

Outstanding Equity Awards at Year Ended December 31, 2017

		Option Awards				Stock Awards
						Number	Market
		Number of	Number of			of Shares	Value of
		Securities Underlying	Securities Underlying			or Units of Stock	Shares or Units of
		Unexercised	Unexercised			That	Stock That
		Options	Options	Option	Option	Have Not	Have Not
		(#) Exercisable	(#) Unexercisable	Exercise Price ($)	Expiration Date	Vested (#)	Vested ($)
Maria Fardis, Ph.D.	6/1/2016	187,500	312,504	$5.87	6/1/2026	-	-
	6/1/2016	-	-	-	-	114,582	$916,656

Timothy E. Morris	8/14/2017	-	250,000	$5.05	8/14/2027	-	-

Frederick G. Vogt	11/14/2016	83,333	116,667	$7.55	11/14/2026	-	-
	3/16/2017	-	12,600	$7.45	3/16/2027	-	-
	12/29/2017	-	37,400	$8.00	12/29/2027	-	-

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Option Exercises and Restricted Stock Units Vested

The following table contains information for our named executive officers concerning the option awards that were exercised and restricted stock units that vested during the year ended December 31, 2017:

	Option Awards		Restricted Stock Units
	Number of Shares		Number of
	Acquired on	Value Realized on	Shares Acquired	Value Realized on
Name	Exercise	Exercise ($) (1)	on Vesting	Vesting ($) (2)

Maria Fardis, Ph.D.	-	$-	435,418	$3,483,344
Former Officer:
Michael T. Lotze, M.D.	22,500	$76,013	-	$-

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

(2)	Represents the closing price of our common stock on the vesting date multiplied by the number of RSUs that vested on that date.

Potential Payments Upon Termination/Change of Control

Our named executive officer employment agreements have no specified term, and the employment relationship may be terminated by the named executive officers or by us at any time. The following table sets forth information regarding payments that would have been made to our named executive officers if they suffered an involuntary termination without cause, including a termination in connection with a change of control, and such termination payments were triggered on December 31, 2017. The closing price per share of our common stock on the Nasdaq Global Market on December 29, 2017 (which was the last trading day of fiscal 2017) was $8.00.

	Change in Control/Acceleration and Termination				Termination Without Cause
	Salary and		Equity		Salary and		Equity
	Bonus		Acceleration		Bonus		Acceleration
Name	($)		($)		($)		($)

Maria Fardis, Ph.D.	$750,000	(1)	$1,582,290	(2)	$750,000	(1)	$632,910	(3)
Timothy E. Morris	$517,500	(4)	$737,500	(5)	$225,000	(6)	$
Frederick G. Vogt, Ph.D., Esq.	$187,500	(6)	$59,530	(5)	$187,500	(6)	$

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(1)	Dr. Fardis would have received one year of her annual base salary, and the target bonus for that year.
(2)	Upon a change of control, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units would vest immediately, and Dr. Fardis would have twelve months from the date of termination within which to exercise her vested options.
(3)	Upon termination, the vesting of Dr. Fardis’ stock options would accelerate by one year, Dr. Fardis would have twelve months from the date of termination within which to exercise her vested options, and the vesting of her time based restricted stock units would have been accelerated by one year.
(4)	Mr. Morris would have received one year of his annual base salary, and his pro-rated target bonus for that year.
(5)	Upon termination all equity awards would have vested and the named executive officer would have been given three-months in which to exercise the equity awards.
(6)	The named executive officer would have received six-months of his current annual base salary.

Employment Agreements

The following is a summary of the employment agreements we entered into with our three named executive officers (Dr. Fardis, Mr. Morris and Dr. Vogt) who continue to serve as of executive officers as of the Record Date. Mr. Schiffman resigned as our Chief Financial Officer effective June 22, 2017, and Dr. Lotze resigned as our Chief Scientific Officer effective August 21, 2017.

Maria Fardis, Ph.D. On June 1, 2016, we entered into an employment agreement with Maria Fardis, Ph.D., under which Dr. Fardis agreed to serve as our President and Chief Executive Officer. In her employment agreement, we have agreed to pay Dr. Fardis an annual base salary of $500,000 and a signing bonus of $150,000. In addition, on June 1, 2016, we granted to Dr. Fardis under our 2014 Plan stock options to purchase an aggregate of 500,000 shares of our common stock and entered into a restricted stock unit agreement pursuant to which we granted her 550,000 non-transferrable restricted stock units, outside the 2014 Plan, as an inducement of employment pursuant to the exception to the Nasdaq Stock Market rules that generally require stockholder approval of equity incentive plans. Dr. Fardis’ stock options have an exercise price per share of $5.87, vested 25% (125,000 shares) on June 1, 2017, with remaining options vesting in equal monthly installments over the 36-month period following June 1, 2017. The restricted stock units vest in installments as follows: (i) 137,500 restricted stock units vested upon the first anniversary of the effective date of her employment agreement; (ii) 275,000 restricted stock units vested upon the satisfaction of certain clinical trial milestones; and (iii) 137,500 restricted stock units vested in equal monthly installments over the 36-month period following the first anniversary of the effective date of her employment, in each case, provided that Dr. Fardis has been continuously employed with us as of such vesting dates. Dr. Fardis will also be eligible to participate in our annual incentive compensation program as approved by our Board of Directors, with target potential annual incentive compensation of 50% of her base annual salary. On February 9, 2018, the Board of Directors increased Dr. Fardis’ annual base salary from $500,000 to $600,000, and increased her annual cash bonus target as a percentage of her annual base salary from 50% to 100% of her base salary.

If we terminate Dr. Fardis’ employment agreement without “cause” (as defined in her employment agreement), or she terminates her employment for “good reason,” Dr. Fardis will be entitled to receive her base salary through the date of termination, any incentive compensation that was earned to the date of termination, and a severance payment equal to twelve months’ base annual salary and a full year’s Incentive Compensation. In addition, there will be a twelve-month acceleration of her unvested stock options and unvested time-based restricted stock units, and she will have twelve months from the date of termination within which to exercise her vested options.

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In the event of a “change of control” (as defined in her employment agreement) of the company, all of Dr. Fardis’ unvested time-based stock options and all unvested restricted stock units will vest immediately, whether or not her employment is terminated. If, either before or after a change in control, Dr. Fardis’ employment is terminated by us for any reason other than “cause” or she were to terminate her employment for “good reason,” Dr. Fardis will be entitled to receive all of the cash payments she would be entitled to receive in the event we were to terminate her employment without “cause.”

Timothy E. Morris. On August 4, 2017, entered into an Executive Employment Agreement with Mr. Morris pursuant to which agreed to serve as our Chief Financial Officer, effective August 14, 2017. Under his employment agreement, we agreed to pay Mr. Morris an annual base salary of $450,000. In connection with his employment, we granted Mr. Morris a ten-year incentive stock option to purchase up to an aggregate of 250,000 shares of common stock at an exercise price of $5.05, which was equal to the closing trading price of our common stock on the date of his employment. Provided that Mr. Morris is still employed with us on the following dates, the Option will vest in installments as follows: (i) options for the purchase of one-third of the 250,000 shares shall vest on August 14, 2018; and (ii) the remaining options shall vest as to one-twelfth of 250,000 shares at the end of each quarter over the next two years after August 14, 2018.

Mr. Morris will be eligible to participate in our annual cash bonus program applicable to executive employees, as approved annually by the Board of Directors. The maximum potential amount payable to Mr. Morris under the bonus plan, if earned, is 40% of his base salary earned during the applicable calendar year. Compensation under the bonus plan will be conditioned on the satisfaction of individual and company objectives, as established in writing by our Compensation Committee, and on the condition that Mr. Morris is still employed by us on the payment date of the bonus compensation.

Mr. Morris’s employment is “at-will” and not be for any pre-determined period of time. If the Company terminates Mr. Morris without cause, Mr. Morris will receive (i) his base salary through the date of termination; (ii) a severance payment equal to six months of his then base salary, provided he satisfies the severance conditions set forth in his employment agreement; and (iii) any benefits required to be paid in accordance with applicable benefit plans through the date of termination. If Mr. Morris’ employment is terminated without cause in connection with a “change of control” (as defined in the employment agreement) of the Company, in addition to the foregoing termination payments, Mr. Morris will receive a change of control severance payment equal to six months of his then base salary, his prorated Incentive Compensation, and any of his time-based unvested stock options will become fully vested.

Frederick G. Vogt, Ph.D., Esq. On August 7, 2016, we entered into an employment agreement with Frederick G. Vogt, Ph.D., Esq., under which Dr. Vogt agreed to serve as our Vice President of Intellectual Property, effective September 30, 2016. In his employment agreement, we agreed to pay Dr. Vogt an annual base salary of $300,000 and a signing bonus of $50,000. In addition, effective as of September 30, 2016, we granted him stock options to purchase an aggregate of 200,000 shares of our common stock. The stock options have an exercise price of $8.23, equal to the fair market value of the common stock at the close of trading on the Nasdaq Global Market as of the date of grant. The employment agreement provided that the foregoing stock options would vest in three installments as follows: (i) options for the purchase of 66,672 shares vested on the one-year anniversary of the effective date of his employment; and (ii) the remaining stock options vest as to 16,672 shares at the end of each quarter over the next two years. Dr. Vogt is eligible to participate in our annual incentive compensation program as approved by our Board of Directors, with target potential annual incentive compensation of 30% of his base annual salary earned during the applicable calendar year. Dr. Vogt’s annual salary was increased to $375,000, effective February 1, 2018.

Dr. Vogt’s employment is “at-will”, and either party can terminate the employment agreement and Dr. Vogt’s employment without cause at any time. If we terminate Dr. Vogt’s employment without cause (as defined in his agreement), whether or not in connection with a “change of control” (as defined in the agreement), Dr. Vogt will receive a severance payment equivalent to six months of his then-current base salary and all of Dr. Vogt’s unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options.

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2010 Equity Compensation Plan

On March 29, 2010, our Board of Directors adopted the 2010 Equity Compensation Plan (the “2010 Plan”) pursuant to which the Board of Directors reserved an aggregate of 35,000 shares of common stock for future issuance. The 2010 Plan provided for awards of incentive stock options, non-qualified stock options, rights to acquire restricted stock, rights to acquire unrestricted stock, and stock appreciation rights, or SARs, but since we did not obtain stockholder approval of the 2010 Plan within twelve months after the date our Board of Directors adopted the 2010 Plan, incentive stock options could not be granted thereunder. As of October 2011, options for the issuance of all 35,000 shares had been granted. As of December 31, 2017, as a result of certain forfeitures by former employees, 13,250 shares were available for future grant under the 2010 Plan. However, we have decided not to grant any awards under the 2010 Plan in the future.

2011 Equity Incentive Plan

As of October 14, 2011, we adopted our 2011 Equity Incentive Plan (the “2011 Plan”). Employees, directors, consultants and advisors of the Company are eligible to participate in the 2011 Plan. The 2011 Plan initially had 180,000 shares of common stock reserved for issuance in the form of incentive stock options, non-qualified options, common stock, and grant appreciation rights. The 2011 Plan was not approved by our stockholders within the required one-year period following its adoption and, accordingly, no incentive stock options can be granted under the 2011 Plan. In August 2013 our Board of Directors and a majority of our stockholders approved an amendment to increase the number of shares available under the 2011 Plan from 180,000 shares to 1,900,000 shares, and an amendment to increase the number options or other awards that can be granted to any one person during a twelve-month period from 50,000 shares to 300,000 shares. The foregoing amendment to the 2011 Plan became effective in September 2013. As of December 31, 2017, as a result of certain forfeitures by former employees, 592,490 shares were available for future grant under the 2011 Plan.

2014 Equity Incentive Plan

On September 19, 2014, our Board of Directors adopted the Iovance Biotherapeutics, Inc. 2014 Equity Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by our stockholders at the Annual Meeting of Stockholders held in November 2014. On June 10, 2016, our Board of Directors amended the 2014 Plan to increase the total number of shares that can be issued under the 2014 Plan to 9,000,000 shares. The foregoing increase in the number of shares available under the 2014 Plan was approved by our stockholders at the Annual Meeting of Stockholders held on August 16, 2016.

The 2014 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect strong corporate governance practices, including:

•	Continued broad-based eligibility for equity awards. We have granted stock options to our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•	Stockholder approval is required for additional shares. The 2014 Plan does not contain an annual “evergreen” provision. The 2014 Plan authorizes a fixed number of shares available under the plan, so that stockholder approval is required to issue any additional shares beyond those already approved under the 2014 Plan.

•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights are intended to have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

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•	The Board is prohibited from taking action related to the 2014 Plan that would be treated as a repricing under generally accepted accounting principles without the approval of our stockholders. The 2014 Plan requires that the Board of Directors obtain the approval of our stockholders before taking actions that would be deemed to be a repricing under generally accepted accounting principles, including reducing the exercise price of any outstanding stock option and/or cancelling and re-granting any outstanding stock option to reduce the exercise price of the option.

General. The 2014 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, and stock appreciation rights, or SARs. Incentive stock options (“ISOs”) granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Non-qualified stock options (NQSOs) granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Certain Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2014 Plan.

Purpose. Our Board of Directors adopted the 2014 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our Company’s interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Our Board of Directors has authorized our Compensation Committee to administer the 2014 Plan, although the Board of Directors also, from time to time, participates in the administration of the 2014 Plan and the grant of options. Subject to the provisions of the 2014 Plan, our Compensation Committee has the power to determine in its discretion: (a) to grant options and SARs and grant or sell restricted stock; (b) to determine the fair market value of the shares of common stock subject to options or other awards; (c) to determine the exercise price of options granted, which shall be no less than the fair market value of any common stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on common stock over not less than the value of our common stock on the date of grant, or the offering price of restricted stock; (d) to determine the persons to whom, and the time or times at which, options or SARs shall be granted or restricted stock granted or sold, and the number of shares subject to each option or SAR or the number of shares of restricted stock granted or sold; (e) to construe and interpret the terms and provisions of the 2014 Plan, of any applicable agreement and all options and SARs granted under the 2014 Plan, and of any restricted stock award under the 2014 Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the 2014 Plan; (g) to determine the terms and provisions of each option and SAR granted and award of restricted stock (which need not be identical), including but not limited to, the time or times at which options and SARs shall be exercisable or the time at which the restrictions on restricted stock shall lapse; (h) with the consent of the grantee, to rescind any award or exercise of an option or SAR; (i) to modify or amend the terms of any option, SAR or restricted stock (with the consent of the grantee or holder of the restricted stock if the modification or amendment is adverse to the grantee or holder); (j) to accelerate or defer (with the consent of the grantee) the exercise date of any option or SAR or the date on which the restrictions on restricted stock lapse; (k) to issue shares of restricted stock to an optionee in connection with the accelerated exercise of an option by such optionee; (l) to authorize any person to execute on behalf of our company any instrument evidencing the grant of an option, SAR or award of restricted stock; (m) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purpose of the 2014 Plan; and (n) to make all other determinations deemed necessary or advisable for the administration of the 2014 Plan, any applicable agreement, option, SAR or award of restricted stock.

The Compensation Committee granted our Chief Executive Officer the authority to grant options to (i) newly hired non-executive employees, and (ii) non-executive employees as part of year-end bonus compensation. The Compensation Committee established a limit on the number of shares that may be granted and certain other parameters within which non-executive options could be granted by our Chief Executive Officer.

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Eligibility. Incentive stock options may be granted under the 2014 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2014 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of our common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of our common stock on the date of grant.

Options granted under the 2014 Plan may be exercisable in increments, or “vest,” as determined by our Board of Directors. Our Board of Directors has the power to accelerate the time as of which an option may vest or be exercised, with the consent of the optionee. The maximum term of options and SARs under the 2014 Plan is ten years, except that in certain cases the maximum term is five years. Options and SARs awarded under the 2014 Plan generally will terminate 90 days after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option or SAR. Our Board of Directors may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. Our Board of Directors or the Compensation Committee may issue shares of restricted stock under the 2014 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board of Directors or the Compensation Committee. In the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

Rights to acquire shares of our common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our Board of Directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement

Adjustment Provisions. If our common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each option and SAR outstanding under the 2014 Plan, and the exercise price of each outstanding option and the base value of SAR, will be automatically and proportionately adjusted, except that our company will not be required to issue fractional shares as a result of any such adjustments. Such adjustment in any outstanding option or SAR will be made without change in the total price applicable to the unexercised portion of the option or SAR, but with a corresponding adjustment in the price for each share covered by the unexercised portion of the option or SAR.

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Effect of Certain Corporate Events. Except as otherwise provided in an applicable employment agreement, in the event of (i) a liquidation or dissolution of our Company, (ii) a merger or consolidation of our company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of our Company in a single transaction or a series of related transactions, all options and SARs will terminate upon consummation of the transaction unless our Board determines that they will survive. If our Board of Directors determines that outstanding options and SARs will survive, and if our Company will not be the surviving entity in the transaction, our Board of Directors may provide that the outstanding options and SARs will be assumed or an equivalent option or SAR substituted by an applicable successor entity or any affiliate of the successor entity. If outstanding options and SARs are to terminate upon consummation of the corporate transaction, any options or SARs outstanding immediately prior to the consummation of the corporate transaction will be deemed fully vested and exercisable immediately prior to the consummation of the corporate transaction (provided that the option or SAR has not expired by its terms and that the grantee takes all steps necessary to exercise the option or SAR prior to the corporate transaction as required by the agreement evidencing the option or SAR).

Duration, Amendment and Termination. Our Board of Directors may suspend or terminate the 2014 Plan without stockholder approval or ratification, subject to certain restrictions, at any time or from time to time. Unless sooner terminated, the 2014 Plan will terminate ten years from the date of its adoption by our Board of Directors, or on September 19, 2024.

Our Board of Directors may also amend the 2014 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2014 Plan for stockholder approval in its discretion.

Certain Federal Income Tax Consequences

Section 162(m). For the purposes of complying with the requirements under Section 162(m) of the Code relating to the deductibility for federal income tax purposes of employee expense associated with awards under the 2014 Plan of more than $1 million to “covered employees” within the meaning of Section 162(m), the 2014 Plan as originally approved by our Board of Directors and our stockholders provided that no eligible person shall be granted options or other awards during any twelve-month period covering more than 500,000 shares. This so-called Section 162(m) limitation was increased to 550,000 by the amendment to the 2014 Plan adopted by our board of directors on June 1, 2016. The amended limitation will not satisfy the requirements to Section 162(m) unless and until the limitation is approved by our stockholders. We are not seeking stockholder approval of this recent amendment at the Annual Meeting, but our Board of Directors may determine to present the amended Section 162(m) limitation for stockholder approval in the future.

Non-qualified Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NQSO. However, the participant will realize ordinary income on the exercise of the NQSO in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options. There will be no regular federal income tax consequences to either the Company or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the shares of common stock for two years after the date the option was granted and one year after the acquisition of such shares of common stock, the difference between the aggregate option price and the amount realized upon disposition of the shares of common stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of common stock are disposed of in a sale, exchange or other “disqualifying disposition” during those periods, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the aggregate option price (adjusted for any loss of value at the time of disposition), and the Company will be entitled to a federal income tax deduction equal to such amount, subject to the limitations under Section 162(m) of the Code.

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While the exercise of an incentive stock option does not result in current taxable income, the excess of (1) the fair market value of the option shares at the time of exercise over (2) the exercise price, will be an item of adjustment for purposes of determining the participant’s alternative minimum tax income.

SARs. A participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company, subject to limitations under Section 162(m) of the Code. In addition, the Board of Directors or the Compensation Committee, may at any time, in its discretion, declare any or all awards to be fully or partially exercisable and may discriminate among participants or among awards in exercising such discretion.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock, and the Company will be entitled to a corresponding tax deduction at that time, subject to the limitations under Section 162(m) of the Code.

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2017, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, and other rights, (ii) the weighted-average exercise price of such options and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.

			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options	outstanding options	securities reflected
	and rights	and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders:
2014 Equity Incentive Plan	5,345,101	$7.63	2,516,992

Equity compensation plans not approved by stockholders: (1)
2010 Equity Compensation Plan	2,000	$117.00	13,250
2011 Equity Incentive Plan	725,267	$5.55	592,490
Total	6,072,368	$7.42	3,122,732

(1)	The Board of Directors adopted our 2010 Equity Compensation Plan and our 2011 Equity Incentive Plan. However, we did not submit either of those plans to our stockholders for their approval. Accordingly, while we have adopted these equity compensation plans, these plans are not stockholder approved plans.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Other than employment agreements with our named executive officers and other payments made to our named executive officers, all as described above under the section entitled “Executive Compensation - —Compensation of Executive Officers,” and compensation paid to directors as described above in the section titled “Executive Compensation - Director Compensation,” the following is a description of all transactions since January 1, 2017 to which we have been a party, and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) our directors and named executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities affiliated with them, had or will have a direct or indirect material interest.

On September 8, 2017 we entered into a three-year consulting agreement (the “Consulting Agreement”) with Iain Dukes, D. Phil, the Chairman of our Board of Directors. Under the Consulting Agreement, Dr. Dukes agreed to consult with us regarding business development opportunities, licensing transactions and technology acquisitions, and any such strategic initiatives appropriate for the Company that Dr. Dukes may identify. In consideration for his services, we granted Dr. Dukes a ten-year, non-qualified stock option to purchase up to 150,000 shares of our common stock at an exercise price of $7.30 per share (the closing trading price of the common stock on the Nasdaq Global Market on September 8, 2017). The stock option vests in 12 quarterly installments (with 1/12th of the option shares having vested on the date of grant). The vesting of the stock option will accelerate, and the entire stock option will become fully vested upon the closing of a significant licensing transaction, a material product acquisition, a material strategic transaction, or upon a Change of Control transaction. A “Change of Control” is defined to mean: (1) a merger or consolidation or the sale or exchange by our of capital stock, where our stockholders do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or other voting equity of the surviving or acquiring corporation or other surviving or acquiring entity, in substantially the same proportion as before such transaction; (2) any transaction or series of related transactions to which this Company is a party in which in excess of fifty percent (50%) of our voting power is transferred; or (3) the sale or exchange of all or substantially all of our assets, where our stockholders do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock or other voting equity of the corporation or other entity acquiring our assets, in substantially the same proportion as before such transaction.

Jay Venkatesan, M.D., was a member of our Board of Directors from September 3, 2013 until March 1, 2018. In July 2017, we filed a post-effective amendment to a registration statement on Form S-3 to register the public sale of certain securities we sold in a private placement in 2013. Also included in that Form S-3 registration statement also were 2,823,333 shares of this Company’s common stock owned by Ayer Capital Partners Master Fund, L.P. and Ayer Capital Partners Kestrel Fund, LP (collectively, “Ayer”). Dr. Venkatesan is the manager of the Ayer funds.

In July 2017, we filed a post-effective amendment to a registration statement on Form S-3 to register the public sale of certain securities, including 446,433 shares owned by General McPeak, a member of our Board of Directors.

Sanford J. Hillsberg, a member of our Board of Directors, is an attorney at TroyGould PC. TroyGould PC rendered legal services to our company in 2017 and has continued to render legal services in 2018. We paid TroyGould PC $650,853 in fees in 2017. Our Board of Directors, including all members of our Audit Committee, approved the engagement of TroyGould and all material, special services provided by TroyGould in 2017. Mr. Hillsberg did not provide any legal services to our Company during 2017. For personal and health reasons, Mr. Hillsberg, who has been a member of our Board of Directors since 2013, will not stand for re-election at the Annual Meeting.

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Director Independence

Our Board of Directors has determined that General McPeak, Mr. Rothbaum, Mr. Hillsberg, Mr. Maynard and Dr. Weiser qualify as “independent directors” as defined under the applicable Nasdaq Stock Market Rules and the rules of the SEC, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board of Directors has determined that Mr. Maynard, General McPeak and Dr. Weiser, the current members of our Audit Committee, also are “independent” for purposes of service as the members of our Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each person who is known by us to own more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our named executive officers listed in the “Compensation of Executive Officers” table; and (iv) all of our current named executive officers and directors as a group. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. As of the Record Date, a total of 89,615,417 shares of common stock were outstanding, a total of 1,694 shares of Series A Preferred were outstanding, and a total of 7,378,241 shares of Series B Preferred were outstanding. Our shares of Series A Preferred and Series B Preferred do not have voting rights.

	Common Stock			Series A Preferred Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class (1)	Number of Shares	Percent of Class	Number of Shares	Percent of Class

venBio Select Advisor LLC 120 West 45th Street, Suite 2802 New York, NY 10036 (2)	5,253,450	(2)	5.9%

Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403 (3)	4,979,466	(3)	5.6%

BlackRock Inc. 55 East 52nd Street New York, NY 10055 (4)	4,864,841	(4)	5.4%

Perceptive Advisors LLC Joseph Edelman Perceptive Life Sciences Master Fund Ltd 51 Astor Place, 10th Floor New York, NY 10003 (5)	4,488,694	(5)	5.0%

Broadfin Capital, LLC Broadfin Healthcare Master Fund, Ltd. Kevin Kotler (6)	4,469,495	(6)	4.9%

Quogue Capital LLC 1171 S. Ocean Blvd. Delray Beach, FL 33483 (4)	4,469,495	(7)	4.9%

Acuta Capital Partners LLC 1301 Shoreway Road, Suite 350 Belmont, CA 94002 (7)	4,469,495	(8)	4.9%

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	Common Stock			Series A Preferred Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class (1)	Number of Shares	Percent of Class	Number of Shares		Percent of Class

OrbiMed Advisors LLC OrbiMed Capital LLC 601 Lexington Avenue, 54th Floor New York, NY 10022 (9)	4,469,495	(9)	4.9%

Michael Weiser, MD, Ph.D.	115,132	(10)	*	-0-	-0-	-0-		-0-

Merrill A. McPeak	646,583	(11)	*	-0-	-0-	-0-		-0-

Ryan D. Maynard	155,000	(12)	*	-0-	-0-	-0-		-0-

Maria Fardis, Ph.D.	708,327	(13)	*	-0-	-0-	-0-		-0-

Wayne Rothbaum	3,846,280	(14)	4.3%	-0-	-0-	1,932,667	(14)	26.2%

Iain Dukes, D. Phil.	190,000		*	-0-	-0-	-0-		-0-

Timothy E. Morris	-0-		*	-0-	-0-	-0-		-0-

Frederick G. Vogt, Ph.D.	105,250		*	-0-	-0-	-0-		-0-

Gregory T. Schiffman	-0-		*	-0-	-0-	-0-		-0-

Michael T. Lotze	-0-		*	-0-	-0-	-0-		-0-

Sanford J. Hillsberg	295,000	(15)	*	-0-	-0-	-0-		-0-

All directors, director nominees and current executive officers as a group (9 persons)	6,061,572	(16)	9.9%	-0-	-0-	1,932,667		26.2%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)	Based on information disclosed in a Schedule 13G/A filed with the SEC on February 12, 2018 by (i) venBio Select Advisor LLC, a Delaware limited liability company, which provides investment advisory and management services and has acquired the foregoing securities solely for investment purposes on behalf of venBio Select Fund LLC, a Delaware limited liability company, and certain managed accounts and (ii) Behzad Aghazadeh, who serves as the portfolio manager and controlling person of venBio. The number of shares beneficially owned consists of 5,253,450 shares of our common stock, but does not include and 738,961 shares of our common stock issuable upon conversion of Series B Preferred or 525,000 shares of our common stock issuable upon the exercise of a warrant. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%. (2)

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(3)	Based on information disclosed in a Schedule 13G/A filed on February 7, 2018 by Franklin Resources, Inc. (“FRI”), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc., regarding their beneficial ownership as of December 31, 2017. According to this Schedule 13G/A, these securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of FRI. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. Franklin Advisers, Inc. one of the subsidiaries of FRI, has sole voting power and sole dispositive power with respect to 4,942,266 shares and Fiduciary Trust Company International, one of the subsidiaries of FRI, has sole voting and dispositive power with respect to 37,200 shares.

(4)	Based on information disclosed in a Schedule 13G filed with the SEC on January 25, 2018 by Blackrock, Inc., according to which Blackrock Inc. beneficially owns 4,864,841 shares, with sole voting power over 4,763,493 shares and sole dispositive power over 4,864,841 shares. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities.

(5)	Based on information disclosed in a Schedule 13G/A filed with the SEC on February 14, 2018 by Perceptive Advisors LLC, according to which Perceptive Advisors LLC and Joseph Edelman beneficially own 3,091,903 shares, all of which are held by Perceptive Life Sciences Master Fund Ltd., a private investment fund to which Perceptive Advisors LLC serves as the investment manager. Includes 97,000 shares of our common stock issuable upon the conversion of Series A Preferred shares, 909,491 shares of our common stock issuable upon the conversion of Series B Preferred Shares and 390,300 shares of our common stock issuable upon exercise of a warrant. Under the terms of the Series A Preferred, Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99%. However, Perceptive Advisors LLC has provided written notice to us to increase the percentage limitation to 9.99%. Mr. Edelman is the managing member of Perceptive Advisors LLC.

(6)	Based on information disclosed in a Schedule 13G jointly filed with the SEC on February 13, 2018 by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd., and Kevin Kotler (collectively, “Broadfin”), according to which Broadfin has beneficial ownership and shared voting and dispositive power over all such shares. The address for Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, New York 10022. The address for Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands. The number of shares beneficially owned includes 2,340,611 shares of common stock, 750,000 shares of common stock issuable upon the conversion of our Series A Preferred, and 621,665 shares of our common stock issuable upon exercise of a warrant. Does not include 128,335 shares of our common stock issuable upon exercise of a warrant. Under the terms of this warrant, the holder does not have the right to exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such exercise, unless written notice is provided to us. However, Broadfin has provided us with notice to increase the limitation under the warrant to 9.99%. Similarly, under the terms of the Series A Preferred and the Series B Preferred, the holder does not have the right to convert the Series A Preferred or the Series B Preferred (subject to certain limited exceptions) to the extent that after giving effect to such conversion, the holder (together with its affiliates) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion.

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(7)	The number of shares beneficially owned consists of 3,846,280 shares of our common stock, and 623,215 shares of our common stock issuable upon conversion of Series B Preferred owned by Quogue Capital LLC. Does not include 1,309,452 shares of our common stock issuable upon conversion of Series B Preferred or 2,000,000 shares of our common stock issuable upon the exercise of a warrant owned by Quogue Capital LLC. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(8)	Based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2018 by Acuta Capital Partners LLC, according to which Acuta Capital has sole voting and dispositive power over the shares. The number of shares beneficially owned consists of 3,903,000 shares of our common stock, 272,847 shares of our common stock issuable upon conversion of Series B Preferred and 293,648 shares of our common stock issueable upon the exercise of a warrant but does not include 947,749 shares of our common stock issuable upon the exercise of a warrant. Under the terms of the Series B Preferred and the warrant, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of the 4.99%.

(9)	Consists of securities described in a Schedule 13G/A filed with the SEC on February 13, 2018, according to which OrbiMed Advisers LLC had shared voting and investment power with respect to 3,246,226 shares, OrbiMed Capital LLC had shared voting and investment power with respect to 2,302,100 shares. The number of shares beneficially owned consists of 3,274,600 shares of our common stock, and 1,194,895 shares of our common stock issuable upon conversion of Series B Preferred, but does not include 1,078,831 shares of our common stock issuable upon conversion of Series B Preferred. Under the terms of the Series B Preferred, the holder does not have the right to convert the preferred stock to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% of our common stock.

(10)	Represents 77,632 shares owned by Dr. Weiser, warrants to purchase an additional 25,000 shares of common stock, and options to purchase 12,500 shares of common stock that are exercisable currently or within 60 days of the Record Date. Does not include 28,484 shares owned by Actin Capital Partners, LLC. Dr. Weiser holds a position in Actin Capital Partners, LLC but does not have voting or dispositive control over the 28,484 shares held by Actin Capital Partners, LLC, and thus disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(11)	Represents 446,583 shares of common stock and options to purchase 200,000 shares of common stock that are exercisable currently or within 60 days of the Record Date.

(12)	Represents options to purchase shares of common stock that are exercisable currently or within 60 days of the Record Date.

(13)	Represents 450,696 shares owned and 7,639 restricted stock units vesting and 249,992 options to purchase shares of common stock that are exercisable currently or within 60 days of the Record Date.

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(14)	Represents the shares of common stock owned by Quogue Capital LLC described in footnote (4) above. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC.

(15)	Represents 100,000 shares of common stock owned by The Hillsberg Trust, a revocable family trust of which Sanford J. Hillsberg is a trustee, and options to purchase 195,000 shares of common stock that are exercisable currently or within 60 days of the Record Date.

(16)	Includes 7,639 restricted stock units vesting and options to purchase 1,095,242 shares of common stock that are exercisable currently or within 60 days of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 - APPROVAL OF THE IOVANCE BIOTHERAPEUTICS, INC.
2018 EQUITY INCENTIVE PLAN

In February 2018, the Compensation Committee of our Board of Directors recommended to our Board of Directors for adoption, and on April 22, 2018 our Board of Directors adopted, the Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), subject to approval by our stockholders.

Our Board of Directors is asking you to approve the 2018 Plan, which we believe includes policies and terms that represent corporate governance best practices designed to protect our stockholders’ interests, in addition to providing clarity, ease of administration, and compliance with recent developments in applicable laws. We believe the share reserve of the 2018 Plan will provide us with sufficient shares to enable us to grant equity awards to our employees, directors and consultants for at least two years. This forecast is intended to include grants for executive and employee new hires/promotions, annual refresher grants, annual grants for non-employee directors and discretionary grants to employees, consultants and non-employee directors.

If the 2018 Plan is approved by our stockholders, the aggregate number of shares of common stock available for issuance will be 6,000,000 shares, representing approximately 5% of the shares of our fully-diluted common stock outstanding as of March 31, 2018.

Approval of the 2018 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of this Proposal.

WHY YOU SHOULD VOTE FOR THE 2018 PLAN

Equity Incentives Such as Stock Options Are an Important Part of Our Compensation Philosophy

The 2018 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees and directors. The purpose of the adoption of the 2018 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, consultants and directors. As a clinical-stage biotechnology company, our development programs depend on our ability to attract and retain qualified personnel in areas requiring specific technical, medical or commercial expertise. Like many biotechnology companies, we actively compete for highly qualified employees. Our equity programs are key components of our strategy to attract and retain those individuals. We continue to believe that equity compensation is a critical component to motivate key employees and directors and effectively aligns employee compensation with stockholder interests. Traditionally, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so we believe stock options provide a strong incentive for individuals to work to grow our business and build stockholder value, and are most attractive to individuals who share our entrepreneurial spirit.

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The 2014 Plan Has Insufficient Shares Available for Issuance

At the time that the 2014 Plan was adopted, our company had 14 employees, including our executive officers. In August 2016, we increased the number of shares available under the 2014 Plan by 5,000,000 shares to 9,000,000 shares. However, since August 2016, we have increased the number of our employees to 77, including our current officers. We currently grant options to our employees and named executive officers, and all of our current and future employees and named executive officers are potentially eligible for option grants. Our Board of Directors and our new Chief Executive Officer have decided to accelerate and expand our research and development activities. In order to accelerate and expand our research and development and other activities, during the next two years we anticipate that we may hire many additional employees. In order to fund our planned expansion of research and development activities and the hiring of additional employees, we recently completed two public offerings in which we raised an aggregate of $322.5 million of gross proceeds. We believe that we will have to award equity incentive compensation to our new hires and to periodically grant additional options to our existing employees. We believe that incentive compensation in the form of options (and possibly restricted stock) is critical to our success in remaining competitive and in attracting, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to our Company generate much of the growth and success of our business. Our employees and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and build on past performance.

Based on our current projected hiring goals, our management determined that we will not have a sufficient number of securities available under the 2014 Plan for future grants of options/restricted stock to our new hires and to our existing employees. Accordingly, we are asking our stockholders to approve the 2018 Plan.

We Manage Our Equity Award Use Carefully

We continue to believe that equity awards such as stock options are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders and therefore we must responsibly manage the growth of our equity compensation program. We are committed to effectively managing our equity compensation share reserve, including our burn rate. Detailed information about equity awards issued in prior years as well as other relevant information is set forth in the “Information for Burn Rate Calculation” table below.

The 2018 Plan Combines Compensation and Governance Best Practices

We note that our 2018 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

Stockholder approval is required for additional shares. The 2018 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2018 Plan authorizes a fixed number for our share reserve, so that stockholder approval is required to issue any additional shares from the 2018 Plan once we have used all shares available for issuance. The 2018 Plan is not an inducement plan, and therefore requires stockholder approval under the Nasdaq Stock Market Rules.

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Repricing is not allowed without stockholder approval. The 2018 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

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Reasonable share counting provisions. In general, when awards granted under the 2018 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, the 2018 Plan prohibits shares tendered or withheld to pay the exercise price of an award or for payment of taxes to be returned to our share reserve.

Clawbacks. Awards granted under the 2018 Plan may be subject to recoupment in accordance with § 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recoupment of erroneously awarded compensation), and any implementing rules and regulations promulgated thereunder, and § 304 of the Sarbanes-Oxley Act of 2002 (regarding recoupment in an action brought by the SEC for restated financial information), and any implementing rules and regulations promulgated thereunder.

Information for Burn Rate Calculation

The following table provides the detailed information necessary to calculate our burn rates for the period from the beginning of 2018 through the Record Date and for fiscal years ended 2017, 2016 and 2015. The table reflects grant information for our 2014 Plan and 2011 Plan, but excludes our 2010 Plan because no options have been granted under that plan during the periods covered by the below table.

	Year to Date
	April 16, 2018	Fiscal 2017	Fiscal 2016	Fiscal 2015

Options Granted	1,732,020	2,188,800	4,407,983	1,186,984
Options Cancelled	55,250	1,338,298	807,591	485,737
Options Available for Grant	1,445,962	3,122,732	3,287,743	2,591,612
Weighted Average Common Stock Outstanding	84,350,649	65,242,000	55,268,000	44,410,000
Common Stock Outstanding	89,615,417	73,164,000	62,248,000	48,547,000

SUMMARY OF THE 2018 PLAN

The following summary of the material terms of the 2018 Plan is qualified in its entirety by the full text of the 2018 Plan, a copy of which is attached to this Proxy Statement as Annex A. You also may obtain a copy of the 2018 Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 999 Skyway Road, Suite 150, San Carlos, California 94070.

Effective Date and Duration of the 2018 Plan

The 2018 Plan will become effective only upon approval by the Company’s stockholders, and no awards will be granted under the 2018 Plan prior to such approval. Except with respect to awards then outstanding, unless sooner terminated, the 2018 Plan will expire on the tenth anniversary of the date it is approved by stockholders and no further awards may be granted after such date.

Administration. The Compensation Committee of our Board of Directors, or the full Board of Directors (in each case, referred to in this discussion as the “Compensation Committee”), will administer the 2018 Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2018 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2018 Plan. The Compensation Committee will have full discretion to administer and interpret the 2018 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

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Eligibility. Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2018 Plan. The Compensation Committee will have the sole and complete authority to determine who will be granted an award under the 2018 Plan.

Number of Shares Authorized. Pursuant to the 2018 Plan, we have reserved an aggregate of 6,000,000 shares of our common stock for issuance of awards to be granted thereunder. All of the shares of our common stock reserved under the plan may be issued as incentive stock options under the 2018 Plan. The maximum number of equity awards that may be awarded to the non-employee members of the Board of Directors for serving on the Board of Directors, shall be an amount equal to the product of 50,000 times the number of non-employee members on the Board of Directors; provided, that the foregoing limitation shall not apply in respect of any awards issued to a non-employee director in respect of (i) any one-time equity grant upon a non-employee director’s initial appointment or election to the Board of Directors, or (ii) equity grants for services provided to the Company other than services as a member of the Board of Directors. The total amount of awards granted annually to the non-employee members of the Board of Directors may allocated amongst the non-employee members of the Board of Directors in a manner determined by the Board of Directors. If any award granted under the 2018 Plan expires, terminates, or is canceled or forfeited without being settled, vested or exercised, shares of our common stock subject to such award will again be made available for future grants. Any shares that are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, or any shares reserved for issuance, but not issued, with respect to settlement of a stock appreciation right, will not again be available for grants under the 2018 Plan.

Change in Capitalization. If there is a change in our capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment to the terms of the 2018 Plan (or awards thereunder) is necessary or appropriate, then the Compensation Committee shall make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the 2018 Plan, the number of shares covered by awards then outstanding under the 2018 Plan, the limitations on awards under the 2018 Plan, or the exercise price of outstanding options, or such other equitable substitution or adjustments as the Compensation Committee may determine appropriate.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards or any combination of the foregoing. Awards may be granted under the 2018 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which are referred to herein as “Substitute Awards.”

Stock Options. The Compensation Committee will be authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2018 Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Options granted under the 2018 Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2018 Plan, the exercise price of the options will not be less than the fair market value (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder) of our common stock on the date of grant (except with respect to Substitute Awards). Options granted under the 2018 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2018 Plan will be ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder), provided that if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by the Company’s insider trading policy, the option’s term shall be extended automatically until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent or by such other method as the Compensation Committee may permit in its sole discretion, including, to the extent permitted by the Compensation Committee, (i) by delivery of shares of our common stock valued at the fair market value on the date the option is exercised, provided that such shares are not subject to any pledge or other security interest, (ii) by delivery of other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (iii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iv) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and up to the maximum withholding taxes, or any combination of the foregoing. In all events of cashless or net exercise, any fractional shares of common stock will be settled in cash.

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Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2018 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2018 Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock underlying each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant and the maximum term of a SAR granted under the 2018 Plan will be ten years from the date of grant.

Restricted Stock. The Compensation Committee will be authorized to grant restricted stock under the 2018 Plan, which will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that is generally non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Any accumulated dividends will be payable at the same time that the underlying restricted stock vests.

Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted stock unit awards, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, may be settled in a number of shares of our common stock equal to the number of units earned, in cash equal to the fair market value of the number of shares of our common stock earned in respect of such restricted stock unit award or in a combination of the foregoing, at the election of the Compensation Committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or the Compensation Committee may establish a program for deferred delivery, in compliance with Section 409A of the Code. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our common stock, either in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a fair market value equal to the amount of such dividends (or a combination of cash and shares), and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time that the underlying restricted stock units are settled.

Other Stock-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, other awards denominated in shares of our common stock, or awards that provide for cash payments based in whole or in part on the value of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

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Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between us and a participant, in the event of a change in control (as defined in the 2018 Plan), if a participant’s employment or service is terminated by us other than for cause (and other than due to death or disability) within the 12-month period following a change in control, then (i) all then-outstanding options and SARs held by such participant will become immediately exercisable as of such participant’s date of termination with respect to all of the shares subject to such option or SAR; and/or (ii) the restricted period (and any other conditions) shall expire as of such participant’s date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units held by such participant (including without limitation a waiver of any applicable performance goals); provided that with respect to any award whose vesting or exercisability is otherwise subject to the achievement of performance conditions, the portion of such award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Compensation Committee and, unless otherwise determined by the Compensation Committee, prorated for the number of days elapsed from the grant date of such award through the date of termination. In addition, the Compensation Committee may in its discretion and upon at least ten days’ notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of the Company’s common stock received or to be received by other shareholders of the Company in connection with the transaction (it being understood that any option or SAR having a per-share exercise price or strike price equal to, or in excess of, the fair market value (as of the date specified by the Compensation Committee) of a share of the Company’s common stock subject thereto may be canceled and terminated without payment or consideration therefor). Notwithstanding the above, the Compensation Committee shall exercise such discretion over the timing of settlement of any award subject to Section 409A of the Code at the time such award is granted.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the 2018 Plan).

Amendment. Our Board of directors may amend, suspend or terminate the 2018 Plan at any time, subject to stockholder approval if necessary to comply with any tax, stock exchange rules, or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to any award theretofore granted will not to that extent be effective without the consent of the affected participant; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or, in each case, with another award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes), (iii) the Compensation Committee may not take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which our common shares are listed and (iv) the Compensation Committee may not cancel any outstanding option or SAR that has a per-share exercise price or strike price (as applicable) at or above the fair market value of a share of our common stock on the date of cancellation and pay any consideration to the holder thereof. However, stockholder approval is not required with respect to clauses (i), (ii), (iii) and (iv) above with respect to certain adjustments on changes in capitalization.

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U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2018 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for U.S. federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares (a “disqualifying disposition”), the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. Any additional gain and any loss would be a capital gain or loss. The applicable capital gain tax rate will depend on the length of the Participant’s share holding period measured from the exercise date. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the purchased shares on the date of exercise over the option exercise price, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price paid. We will be able to deduct this same excess amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

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Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant elects to be taxed on the date of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed on the date of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation on the date of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for, or recoupment of, taxes paid on account of shares that fail to vest or on account of any subsequent decrease in the value of the shares. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, in the same year as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code.

Section 409A

Code Section 409A imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Code Section 409A, while others are exempt. If an award is subject to Code Section 409A and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2018 Plan and awards granted under the 2018 Plan are intended to be exempt from or conform to the requirements of Code Section 409A.

Section 162(m) and the Company's Deduction.

Generally, whenever a participant recognizes ordinary income under the 2018 Plan, a corresponding deduction is available to the Company, provided that the Company complies with certain reporting requirements. However, under Code Section 162(m), the Company will be denied a deduction for compensation paid to certain senior executives that exceeds $1,000,000, unless the compensation is “performance-based compensation” within the meaning of the Code.

Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act (“TCJA”), this limitation will apply to the Company's Chief Executive Officer, Chief Financial Officer, the Company's three next highest-paid executive officers, and anyone who was such a covered person starting with 2017. Prior to January 1, 2018, certain performance-based compensation was excluded from the $1,000,000 deduction limit. Under the TCJA, beginning January 1, 2018 (with an exception for certain grandfathered arrangements), the Company will be denied a deduction for any compensation exceeding $1,000,000.

New 2018 Plan Benefits

No determination has yet been made as to the awards, if any, under the 2018 Plan that any eligible individuals will be granted in the future and, therefore, the benefits to be awarded under the 2018 Plan are not determinable.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE 2018 PLAN.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed Marcum LLP as our independent registered public accounting firm for 2018. Marcum LLP served as our independent registered public accounting firm and audited our consolidated financial statements for our fiscal years ended December 31, 2017 and 2016. Representatives of Marcum LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Our Audit Committee is submitting the appointment of Marcum LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding this appointment of Marcum LLP as our independent registered public accounting firm, and even if our stockholders ratify that appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our 2018 fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and our stockholders.

If our stockholders do not ratify the appointment of Marcum LLP, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by Marcum LLP for our fiscal years ended December 31, 2017 and 2016, respectively.

	2017	2016

Audit fees:	$331,148	$233,981
Audit related fees:	$-	$1,750
Tax fees:	$-	$-
All other fees:	$-	$-
Total	$331,148	$235,731

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the fiscal year ended December 31, 2016, including internal control attestations, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings and public offerings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.

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Our Audit Committee or our Board of Directors considered whether the provision of the services described above for the fiscal years ended December 31, 2017 and 2016, is compatible with maintaining the auditor’s independence. All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee of our Board of Directors. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Auditor Independence

In our fiscal year ended December 31, 2017, there were no other professional services provided by Marcum LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Marcum LLP.

Change in Independent Registered Public Accounting Firm

On April 4, 2016 we notified Weinberg & Company, our former accounting firm, that they had been dismissed as our Company’s independent registered public accounting firm and that we had engaged Marcum LLP as our new independent registered public accounting firm. The Audit Committee approved the change in independent accountants.

The audit reports of Weinberg & Company on our Company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014 and through April 4, 2016, there were no (a) disagreements between our Company and Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Weinberg & Company’s satisfaction, would have caused them to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that Weinberg & Company furnish the SEC with a letter addressed to the SEC stating whether Weinberg & Company agrees with the above statements. A copy of such letter, dated April 7, 2016, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on April 7, 2016.

During the two most recent fiscal years and the subsequent interim period prior to the engagement of Marcum LLP, we did not consult with Marcum LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Marcum LLP concluded was an important factor considered by this company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with Weinberg & Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2017, all filings required under Section 16(a) of the Exchange Act, were filed in a timely manner.

Fiscal Year 2017 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2017 are included in our 2017 Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.iovance.com and are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at Iovance Biotherapeutics, Inc., 999 Skyway Road, Suite 150, San Carlos, California 94070.

* * *

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Carlos, California
April 25, 2018

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APPENDIX A

IOVANCE BIOTHERAPEUTICS, INC.

2018 EQUITY INCENTIVE PLAN

1.       Purpose. The Iovance Biotherapeutics, Inc. 2018 Equity Incentive Plan (as amended from time to time, the “Plan”) is intended to help Iovance Biotherapeutics, Inc., a Delaware corporation (including any successor thereto, the “Company”), and its Affiliates attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and to align the interests of key personnel with those of the Company’s stockholders.

2.       Effective Date; Duration. The Plan will become effective, if at all, upon the date (the “Effective Date”) that the Plan is approved by the stockholders of the Company. The expiration date of the Plan, on and after which date no Awards may be granted, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

3.       Definitions. When used herein, the following capitalized terms shall have the meanings indicated, and their plural forms shall have the pluralized forms of their meanings indicated:

(a)       “Affiliate” means any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)       “Award” means any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award granted under the Plan.

(c)       “Award Agreement” means the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan.

(d)       “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(e)       “Board” means the Board of Directors of the Company.

(f)       “Cause” in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) shall have the meaning given such term (or term of similar import) in any employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or any of its Affiliates, or severance plan in which the Participant is eligible to participate, in either case in effect at the time of the Participant’s termination of employment or service with the Company and its Affiliates, or (ii) if “cause” (or term of similar import) is not defined in, or in the absence of, any such employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or any of its Affiliates, or severance plan in which the Participant is eligible to participate, means: (A) the Participant’s conviction of, or entry of a plea of no contest to (x) a felony or (y) a misdemeanor involving moral turpitude, (B) the Participant’s gross negligence or willful misconduct, or a willful failure to attempt in good faith to substantially perform his or her duties (other than due to physical illness or incapacity), (C) the Participant’s material breach of a material provision of any employment agreement, consulting agreement, directorship agreement or similar services agreement or offer letter between the Participant and the Company or any of its Affiliates, or any non-competition, non-disclosure or non-solicitation agreement with the Company or any of its Affiliates, (D) the Participant’s material violation of any written policies adopted by the Company or any of its Affiliates governing the conduct of persons performing services on behalf of the Company or any of its Affiliates, (E) the Participant’s obtaining any material improper personal benefit as result of breach by the Participant of any covenant or agreement (including a breach by the Participant of the Company’s code of ethics or a material breach by the Participant of other written policies furnished to the Participant relating to personal investment transactions) of which the Participant was or should have been aware, (F) the Participant’s fraud or misappropriation, embezzlement or material misuse of funds or property belonging to the Company or any of its Affiliates, (G) the Participant’s use of alcohol or drugs that materially interferes with the performance of his or her duties, or (H) willful or reckless misconduct in respect of the Participant’s obligations to the Company or its Affiliates or other acts of misconduct by the Participant occurring during the course of the Participant’s employment or service that in either case results in or could reasonably be expected to result in material damage to the property, business or reputation of the Company or its Affiliates. Notwithstanding anything to the contrary herein, and except where provided otherwise by an applicable agreement, if, within six (6) months following a Participant’s termination of employment or service for any reason other than by the Company for Cause, the Company determines that such Participant’s termination of employment or service could have been for Cause, such Participant’s termination of employment or service will be deemed to have been for Cause for all purposes, and such Participant will be required to disgorge to the Company all amounts received under this Plan, any Award Agreement or otherwise that would not have been payable to such Participant had such termination of employment or service been by the Company for Cause. The determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g)       “Change in Control” means, in the case of a particular Award, unless the applicable Award Agreement (or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or any of its Affiliates) states otherwise, the first to occur of any of the following events:

(i)       the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, including Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;

(ii)       a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two thirds of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

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(iii)       the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; and

(iv)       the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company), and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(h)       “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

(i)       “Committee” means the Compensation Committee of the Board or a subcommittee thereof if required with respect to actions taken to comply with Rule 16b-3 promulgated under the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.

(j)       “Common Stock” means the common stock of the Company, par value $0.000041666 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(k)       “Disability” means cause for termination of the Participant’s employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

(l)       “$” shall refer to the United States dollars.

(m)       “Eligible Director” means a director who satisfies the conditions set forth in Section 4(a) of the Plan.

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(n)       “Eligible Person” means any (i) individual employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person, (ii) director or officer of the Company or a Subsidiary, (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act, or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or service from the Company or its Subsidiaries (and would satisfy the provisions of clause (i), (ii) or (iii) above once such individual begins employment with or providing services to the Company or a Subsidiary).

(o)       “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(p)       “Exercise Price” has the meaning set forth in Section 7(b) of the Plan.

(q)       “Fair Market Value” means, (i) with respect to Common Stock on a given date, (x) if the Common Stock is listed on a national securities exchange, the closing sales price of a share of Common Stock reported on such exchange on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (y) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.

(r)       “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(s)       “Immediate Family Members” has the meaning set forth in Section 14(b)(ii) of the Plan.

(t)       “Indemnifiable Person” has the meaning set forth in Section 4(e) of the Plan.

(u)       “NASDAQ” means The NASDAQ Stock Market.

(v)       “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(w)       “Option” means an Award granted under Section 7 of the Plan.

(x)       “Option Period” has the meaning set forth in Section 7(c) of the Plan.

(y)       “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(z)       “Participant” has the meaning set forth in Section 6 of the Plan.

(aa)     “Permitted Transferee” has the meaning set forth in Section 14(b)(ii) of the Plan.

(bb)     “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

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(cc)     “Released Unit” has the meaning set forth in Section 9(d)(ii) of the Plan.

(dd)     “Restricted Period” has the meaning set forth in Section 9(a) of the Plan.

(ee)      “Restricted Stock” means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.

(ff)       “Restricted Stock Unit” means an Award of an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.

(gg)     “SAR Period” has the meaning set forth in Section 8(c) of the Plan.

(hh)     “Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.

(ii)       “Strike Price” has the meaning set forth in Section 8(b) of the Plan.

(jj)       “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(kk)     “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(ll)      “Substitute Awards” has the meaning set forth in Section 5(e) of the Plan.

4.            Administration.

(a)       The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee (or the Board) shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards to be granted and to grant such Awards, (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended, or repurchased by the Company, (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (v) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (vii) accelerate the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards, and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (1) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act or (2) an “independent director” under NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

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(b)       The Committee may delegate all or any portion of its responsibilities and powers to any persons selected by it, except for grants of Awards to persons who are non-employee members of the Board or are otherwise subject to Section 16 of the Exchange Act. Any such delegation may be revoked by the Committee at any time.

(c)       As further set forth in Section 14(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without stockholder approval if such approval is required by applicable securities laws or regulation or NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

(d)       Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)       No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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(f)       The Board may at any time and from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.            Grant of Awards; Shares Subject to the Plan; Limitations.

(a)       Awards. The Committee may grant Awards to one or more Eligible Persons.

(b)       Share Limits. Subject to Section 11 of the Plan and subsection (e): (i) no more than 6,000,000 shares of Common Stock may be reserved for issuance and delivered in the aggregate pursuant to Awards granted under the Plan (the “Share Pool”); (ii) no more than 6,000,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of Awards that may be granted collectively in any single fiscal year to the non-employee members of the Board for serving on the Board, shall be an amount equal to the product of 50,000 times the number of non-employee members on the Board; provided, that the foregoing limitation shall not apply in respect of any Awards issued to a non-employee director in respect of (i) any one-time equity grant upon a non-employee director’s initial appointment or election to the Board, or (ii) equity grants for services provided to the Company other than services as a member of the Board. The total amount of Awards granted annually to the non-employee members of the Board may allocated amongst the non-employee members of the Board in a manner determined by the Board.

(c)       Share Counting. The Share Pool shall be reduced, on the date of grant, by the relevant number of shares of Common Stock for each Award granted under the Plan that is valued by reference to a share of Common Stock; provided that Awards that are valued by reference to shares of Common Stock but are required to be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards originating from the Share Pool terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, vested, or settled, the shares of Common Stock subject to such Awards shall again be available for Awards under the Share Pool. Notwithstanding the foregoing, the following shares of Common Stock shall not become available for issuance under the Plan: (i) shares of Common Stock tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Stock Options granted under the Plan; (ii) shares of Common Stock reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon the exercise of the Stock Appreciation Rights; and (iii) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on, settlement of, or exercise of Awards granted under the Plan.

(d)       Source of Shares. Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)       Substitute Awards. The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, that Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.

6.            Eligibility. Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award Agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a “Participant”).

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7.            Options.

(a)       Generally. Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code). If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.

(b)       Exercise Price. The exercise price (“Exercise Price”) per share of Common Stock for each Option (that is not a Substitute Award) shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 13(b).

(c)       Vesting, Exercise and Expiration. The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case the Option Period shall be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

(d)       Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until the Participant has paid the Exercise Price to the Company in full, and an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement accompanied by payment of the Exercise Price and such applicable taxes. The Exercise Price and delivery of all applicable required withholding taxes shall be payable (i) in cash, by check or cash equivalent, or (ii) by such other method as elected by the Participant and that the Committee may permit, in its sole discretion, including without limitation: (A) shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company) or any combination of the foregoing; provided, that such shares of Common Stock are not subject to any pledge or other security interest; (B) in the form of other property having a Fair Market Value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes; (C) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes against delivery of the shares of Common Stock to settle the applicable trade; or (D) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and up to the maximum required withholding taxes. In all events of cashless or net exercise, any fractional shares of Common Stock shall be settled in cash.

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(e)       Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

(f)       Compliance with Laws. Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.

(g)       Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a parent or subsidiary of the Company (within the meaning of Sections 424(e) and 424(f) of the Code), the Option Period shall not exceed five years from the date of grant of such Option and the Exercise Price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.

(h)       $100,000 Per Year Limitation for Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.            Stock Appreciation Rights (SARs).

(a)       Generally. Each SAR shall be subject to the conditions set forth in the Plan and the Award Agreement. Any Option granted under the Plan may include a tandem SAR. The Committee also may award SARs independent of any Option.

(b)       Strike Price. The strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant; provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 13(b).

(c)       Vesting and Expiration. A SAR granted in tandem with an Option shall vest and become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy or a Company-imposed “blackout period,” the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

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(d)       Method of Exercise. SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)       Payment. Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9.            Restricted Stock and Restricted Stock Units.

(a)       Generally. Each Restricted Stock and Restricted Stock Unit Award shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested (which, for the avoidance of doubt, may include service- and/or performance-based vesting conditions). Subject to such rules, approvals, and conditions as the Committee may impose from time to time, an Eligible Person who is a non-employee director may elect to receive all or a portion of such Eligible Person’s cash director fees and other cash director compensation payable for director services provided to the Company by such Eligible Person in any fiscal year, in whole or in part, in the form of Restricted Stock Units. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards. No share of Common Stock shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

(b)       Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions. The Committee may also cause a stock certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If the Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award Agreement, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock.

(c)       Restrictions; Forfeiture. Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a stockholder with respect thereto), and to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

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(d)           Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)       Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) (or a combination of cash and shares of Common Stock) equal to the amount of such dividends, upon the release of restrictions on the Restricted Stock.

(ii)       Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (B) establish a program for deferred delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period in compliance with Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the shares of Common Stock would have otherwise been delivered to the Participant in respect of such Restricted Stock Units.

(iii)       To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, if determined by the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends as of the date of payment (or a combination of cash and shares of Common Stock) (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled (in the case of Restricted Stock Units, following the release of restrictions on such Restricted Stock Units), and if such Restricted Stock Units are forfeited, the holder thereof shall have no right to such dividend equivalent payments.

(e)          Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

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TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE IOVANCE BIOTHERAPEUTICS, INC. 2018 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF, BETWEEN IOVANCE BIOTHERAPEUTICS, INC. AND. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF IOVANCE BIOTHERAPEUTICS, INC.

10.          Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine (“Other Stock-Based Awards”). Each Other Stock-Based Award shall be evidenced by an Award Agreement, which may include conditions including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant.

11.          Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)       adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award and/or (3) any applicable performance measures;

(ii)       providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

(iii)       cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per-share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

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provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule16b-3 promulgated under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to, and/or up to 30 days after, the anticipated occurrence of any such event.

12.          Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:

(a)       If the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company or Affiliate without Cause (and other than due to death or Disability) on or within 12 months following a Change in Control, all Options and SARs held by such Participant shall automatically become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable performance goals); provided, that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of actual or target performance as determined by the Committee and, unless otherwise determined by the Committee, prorated for the number of days elapsed from the grant date of such Award through the date of termination.

(b)       In addition, the Committee may upon at least ten (10) days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or SAR having a per-share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor). Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.

To the extent practicable, the provisions of this Section 12 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

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13.          Amendments and Termination.

(a)       Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of NASDAQ or of any other securities exchange or inter-dealer quotation service on which the shares of Common Stock is listed or quoted, for changes in GAAP to new accounting standards); and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b)       Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; and provided, further, that except as otherwise permitted under Section 11 of the Plan, if (i) the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company’s proxy statement or Form 10-K (if applicable) as Options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) the Committee takes any other action that is considered am “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or (iv) the Committee cancels any outstanding Option or SAR that has a per-share Exercise Price or Strike Price (as applicable) at or above the Fair Market Value of a share of Common Stock on the date of cancellation, and pays any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without stockholder approval.

14.          General.

(a)       Award Agreements; Other Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or employment, change-in-control, severance or other agreement in effect with the Participant, the term of the Plan shall control.

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(b)          Nontransferability.

(i)       Each Award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)       Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members;(C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee, or (2) as provided in the applicable Award Agreement; (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)       The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant and the consequences of the violation of such covenants shall continue to be applied with respect to the transferred Award, including without limitation the clawback and forfeiture provisions of Section 14(v) of the Plan.

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(c)          Dividends and Dividend Equivalents. The Committee may provide the Participant with dividends or dividend equivalents as part of an Award, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable (i) in respect of outstanding Options or SARs or (ii) in respect of any other Award unless and until the Participant vests in such underlying Award; provided, further, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).

(d)          Tax Withholding.

(i)       The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.

(ii)       Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of shares of Common Stock (which shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value on such date equal to such withholding liability. In addition, subject to any requirements of applicable law, the Participant may also satisfy the tax withholding obligations by other methods, including selling shares of Common Stock that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

(e)          No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement. No employee, director of the Company, consultant providing service to the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a director any rights to continued service on the Board.

(f)          International Participants. With respect to Participants who reside or work outside of the United States, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

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(g)          Beneficiary Designation. The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

(h)          Termination of Employment or Service. The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Except as otherwise provided in an Award Agreement, or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a non-employee director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(i)          No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j)          Government and Other Regulations.

(i)       Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or NASDAQ rules or the rules of any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

(ii)       The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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(iii)       The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k)           Section 83(b) Elections. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan, makes an election under Section 83(b) of the Code, the Participant shall notify the Company of such election within ten days after filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to Section 83(b) of the Code.

(l)            Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)          Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

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(n)           No Trust or Fund Created. This Plan and Awards hereunder are intended to be unfunded for tax purposes and for purposes of the Employee Retirement Income Security Act of 1974, as amended, and shall be construed and interpreted in accordance with such intent. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(o)           Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company or any of its Affiliates or any other information furnished in connection with the Plan by any agent or advisor of the Company or the Committee or the Board.

(p)           Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q)           Purchase for Investment. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(r)            Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(s)           Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(t)           Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

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(u)          Section 409A of the Code.

(i)       It is intended that the Plan be exempt from or comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii)       Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are payable on account of the Participant’s “separation from service” and that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)       In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(v)          Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) and/or the rules and regulations of NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

(w)          No Representations or Covenants with Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(x)           No Interference. The existence of the Plan, any Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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(y)          Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

As adopted by the Board of Directors of the Company on April 22, 2018.

As approved by the stockholders of the Company on _______________, 2018.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail IOVANCE BIOTHERAPEUTICS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 5, 2018. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. The Board of Directors recommends a vote “FOR” the following: The Board of Directors recommends that you vote FOR the proposals 2, 3, and 4. 1. Election of Directors (1) lain Dukes, D. Phil (2) Maria Fardis, Ph.D. (3) Michael Weiser, M.D., Ph.D. (4) Ryan Maynard (5) Merrill A. McPeak (6) Wayne P. Rothbaum FOR ALL WITHHOLD ALL FOR ALL EXCEPT 2. To approve, by non-binding advisory vote, the compensation of our named executive officers. FOR AGAINST ABSTAIN 3. To approve the lovance Biotherapeutics, Inc. 2018 Equity Incentive Plan. FOR AGAINST ABSTAIN 4. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below) CONTROL NUMBER Signature Signature, if held jointly Date _________, 2018 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement are available at http://www.cstproxy.com/iovance/2018 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS IOVANCE BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders June 6, 2018 at 11:00 a.m. ET The undersigned stockholder(s) of lovance Biotherapeutics, Inc. hereby appoint(s) Maria Fardis and Timothy E. Morris, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of IOVANCE BIOTHERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, June 6, 2018 at 11:00 a.m. at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, 39th Floor, New York, New York 10178 and any adjournment or postponement of the annual meeting. Such proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if the nominees named herein becomes unable to serve or for good cause will not serve; and (ii) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting. (Continued, and to be marked, dated and signed, on the other side)